                          SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                       APPLIED DIGITAL SOLUTIONS, INC.
              (Name of Registrant as Specified in Its Charter)


    (Name of Person Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

      (1)  Title of each class of securities to which transaction applies:
      (2)  Aggregate number of securities to which transaction applies:
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
      (4)  Proposed maximum aggregate value of transaction:
      (5)  Total Fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)  Amount Previously Paid:
      (2)  Form, Schedule or Registration Statement No.:
      (3)  Filing Party:
      (4)  Date Filed:

                      [APPLIED DIGITAL SOLUTIONS Logo]


RICHARD J. SULLIVAN
Chairman of The Board,
Chief Executive Officer and Secretary


                                 May 1, 2002

Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders which will be held on June 8, 2002, at 8:30 a.m. Eastern Daylight Time, at the Brazilian Court Hotel, 301 Australian Avenue, Palm Beach, Florida 33480.

     The enclosed notice of meeting identifies each business item for your action. These items and the vote the Board of Directors recommends are:


                                                                                                   RECOMMENDED
                  ITEM                                                                                 VOTE
                  ----                                                                                 ----
  1.     Election of two directors and ratification of appointment of one director;                    FOR
  2.     Approval of amendment to the Company's 1999 Flexible Stock Plan and ratification of           FOR
         options granted thereunder;
  3.     Approval of amendment to the Company's 1999 Employees Stock Purchase Plan                     FOR
         and ratification of options granted thereunder; and
  4.     Approval of amendment to Second Restated Articles of Incorporation, as amended, to            FOR
         increase the number of authorized shares of common stock.


     The Company has also included a Proxy Statement that contains more information about these items and the meeting.

     If you plan to attend the meeting, please mark the appropriate box on your proxy card to help the Company plan for the meeting. You will need an admission card to attend the meeting, which you can obtain as follows:

       o If your shares are registered in your name, you are a shareholder of record. Your admission card is attached to your proxy card, and you will need to bring it with you to the meeting.

       o If your shares are in the name of your broker or bank, your shares are held in street name. You will need to check the box on the proxy card stating that you will be attending the meeting, or ask your broker or bank for an admission card in the form of a legal proxy to bring with you to the meeting. If you do not receive the legal proxy in time, bring your most recent brokerage statement with you to the meeting so that the Company can verify your ownership of the Company's stock and admit you to the meeting. However, you will not be able to vote your shares at the meeting without a legal proxy.

     Your vote is important, regardless of the number of shares you own. The Company encourages you to vote by proxy so that your shares will be represented and voted at the meeting even if you cannot attend. All shareholders can vote by written proxy card. Many shareholders also can vote by proxy via touch-tone telephone from the U.S. and Canada, using the toll-free number on your proxy card, or via the internet using the instructions on your proxy card. In addition, shareholders may vote in person at the meeting, as described above.

     EACH SHAREHOLDER IS URGED TO VOTE PROMPTLY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD, USING THE TELEPHONE VOTING SYSTEM, OR ACCESSING THE WORLD WIDE WEB SITE INDICATED ON YOUR PROXY CARD TO VOTE VIA THE INTERNET. IF A SHAREHOLDER DECIDES TO ATTEND THE MEETING, HE OR SHE MAY REVOKE THE PROXY AND VOTE THE SHARES IN PERSON.

                                        Sincerely,


                                        /s/ Richard J. Sullivan


                                        RICHARD J. SULLIVAN

                      [APPLIED DIGITAL SOLUTIONS Logo]


                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS OF
   APPLIED DIGITAL SOLUTIONS, INC.:


     The 2002 Annual Meeting of Shareholders of Applied Digital Solutions, Inc., a Missouri corporation (the "Company"), will be held at the Brazilian Court Hotel, 301 Australian Avenue, Palm Beach, Florida on June 8, 2002, at 8:30 a.m. Eastern Daylight Time, for the following purposes:

     1. To elect two directors to hold office until the 2005 Annual Meeting of Shareholders and to ratify the appointment of one director to hold office until the 2004 Annual Meeting of Shareholders, or until their respective successors have been elected or appointed;

     2. To approve an amendment to the Company's 1999 Flexible Stock Plan and to ratify options granted thereunder;


     3. To approve an amendment to the Company's 1999 Employee's Stock Purchase Plan and to ratify options granted thereunder;


     4. To approve an amendment to the Company's Second Restated Articles of Incorporation, as amended, to increase the number of authorized shares of common stock; and

     5. To transact such other business as may properly come before the meeting and at any adjournments or postponements of the meeting.

     The Board of Directors set April 5, 2002 as the record date for the meeting. This means that owners of the Company's common stock at the close of business on that date are entitled to (1) receive notice of the meeting and (2) vote, or exercise voting rights through a voting trust, as the case may be, at the meeting and any adjournments or postponements of the meeting. The Company will make available a list of holders of record of the Company's common stock as of the close of business on April 5, 2002, for inspection during normal business hours at the offices of the Company, 400 Royal Palm Way, Suite 410, Palm Beach, Florida 33480 for ten business days prior to the meeting. This list will also be available at the meeting.

                                          By Order of the Board of Directors


                                          /s/ Richard J. Sullivan


                                          RICHARD J. SULLIVAN
                                          Secretary

Palm Beach, Florida
May 1, 2002

                      [APPLIED DIGITAL SOLUTIONS Logo]


                        400 ROYAL PALM WAY, SUITE 410
                          PALM BEACH, FLORIDA 33480



                                                                 May 1, 2002


                               PROXY STATEMENT
                 FOR THE 2002 ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JUNE 8, 2002


     The Board of Directors of Applied Digital Solutions, Inc., a Missouri corporation (the "Company"), furnishes you with this Proxy Statement to solicit proxies on its behalf to be voted at the 2002 Annual Meeting of Shareholders of the Company. The meeting will be held at the Brazilian Court Hotel, 301 Australian Avenue, Palm Beach, Florida, on June 8, 2002, at
8:30 a.m. Eastern Daylight Time, subject to adjournment or postponement thereof (the "Meeting"). The proxies also may be voted at any adjournments or postponements of the Meeting. This Proxy Statement and the accompanying form of proxy are first being mailed to the shareholders of the Company on or about May 1, 2002.


Voting and Revocability of Proxies

     All properly executed written proxies and all properly completed proxies voted by telephone or via the internet and delivered pursuant to this solicitation (and not revoked later) will be voted at the Meeting in accordance with the instructions of the shareholder. Below is a list of the different votes shareholders may cast at the Meeting pursuant to this solicitation.

     o In voting on the election of the two directors to serve until the 2005 Annual Meeting of Shareholders and the ratification of the appointment of one director to serve until the 2004 Annual Meeting of Shareholders, shareholders may vote in one of the three following ways:

              1.  in favor of the nominees and the appointee,

              2.  withhold votes as to the nominees and the appointee, or

              3.  withhold votes as to a specific nominee or the appointee.


     o In voting on the approval of an amendment to the 1999 Flexible Stock Plan and the ratification of options granted thereunder, the approval of an amendment to the 1999 Employee Stock Purchase Plan and the ratification of options granted thereunder, and the approval of an amendment to the Company's Second Restated Articles of Incorporation, as amended, to increase the number of authorized shares of common stock, shareholders may vote in one of the three following ways:


              1.  in favor of the item,

              2.  against the item, or

              3.  abstain from voting on the item.


     Shareholders should specify their choice for each matter on the enclosed form of proxy. If no specific instructions are given, proxies which are signed and returned will be voted FOR the election of the directors as set forth herein, FOR the approval of an amendment to the 1999 Flexible Stock Plan and ratification of options granted thereunder since the 2001 Annual Meeting of Shareholders, FOR the approval of an amendment to the 1999 Employees Stock Purchase Plan and the ratification of options granted thereunder since 2001 and FOR approval an amendment to the Company's Second Restated Articles of Incorporation, as amended, to increase the number of authorized shares of common stock.


     In addition, if other matters come before the Meeting, the persons named in the accompanying form of Proxy will vote in accordance with their best judgment with respect to such matters. A shareholder submitting a proxy has the power to revoke it at any time prior to its exercise by voting in person at the Meeting, by giving written notice to the Company's Secretary bearing a later date than the proxy or by giving a later dated proxy. Any written notice revoking a proxy should be sent to:
ADP Investor Communication Services, Inc., 51 Mercedes Way, Edgewood,
New York 11717. Proxies signed by brokers with no further statements indicated on the proxy and shares as to which proxy authority has been withheld with respect to any matter will be counted for quorum and for purposes of determining the number of shares entitled to vote on a matter. Broker non-votes (proxies where the broker has added statements such as "non-vote," "no vote" or "do not vote") are not counted for quorum or for purposes of determining the number of shares entitled to vote on a matter. The presence in person or by proxy of the holders of the shares representing a majority of all outstanding shares will constitute a quorum. Approval of all of the items will require the favorable vote of a majority of the shares represented and entitled to vote at the Meeting.

     The telephone and internet voting procedures are designed to authenticate shareholders' identities, to allow shareholders to vote their shares and to confirm their instructions have been properly recorded. Specific instructions to be followed by shareholders interested in voting via the telephone or the internet are set forth on the proxy card. If the proxy card does not contain these instructions, these options are not available.

Record Date and Share Ownership

     Owners of record of shares of the Company's common stock at the close of business on April 5, 2002 (the "Record Date") will be entitled to vote at the Meeting or adjournments or postponements thereof. Each owner of record of the Company's common stock on the Record Date is entitled to one vote for each share of common stock so held.

     As of the close of business on April 5, 2002, there were 268,604,867 shares of common stock outstanding entitled to vote at the Annual Meeting (all such shares being referred to herein as the "shares" and all holders thereof being referred to as the "shareholders" of the Company). A majority of the shares must be present, in person or by proxy, to conduct business at the Meeting.

                                                 TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----
1.   Election of Directors........................................................................................1
         Board of Directors.......................................................................................1
         Board Committees and Meetings............................................................................2
         Section 16(a) Beneficial Ownership Reporting Compliance..................................................3
         Ownership Of Equity Securities in the Company............................................................3
         Principal Shareholders...................................................................................3
         Compensation Committee Report on Executive Compensation..................................................4
         Executive Officers.......................................................................................6
         Executive Compensation...................................................................................7
         Incentive Plans.........................................................................................10
         Certain Relationships and Related Transactions..........................................................14
         Performance Graph.......................................................................................15
         Report of the Audit Committee...........................................................................16

2.   Approval of an Amendment to the Company's 1999 Flexible Stock Plan and Ratification of Options
     Granted Thereunder..........................................................................................17

3.   Approval of an Amendment to the Company's 1999 Employees Stock Purchase Plan and Ratification of
     Options Granted Thereunder..................................................................................22

4.   Approval of Amendment to Articles of Incorporation to Increase the Number of Authorized Shares of
     Common Stock................................................................................................24

Shareholder Proposals............................................................................................26

                            ELECTION OF DIRECTORS

                                  (ITEM 1)

BOARD OF DIRECTORS

     The Directors are divided into three classes, each serving for a period of three years, which has been the practice of the Company since 1998. The class to which each Director has been assigned is designated as Group A, Group B or Group C. The shareholders elect approximately one-third of the members of the Board of Directors annually. The Company's basic philosophy mandates the inclusion of directors who will be representative of management, employees and the minority shareholders of the Company. Directors may only be removed for "cause." The terms of Daniel E. Penni and Angela M. Sullivan will expire at the 2002 Annual Meeting, and each has been nominated to stand for reelection at the Meeting to hold office until the 2005 Annual Meeting of Shareholders and until his or her successor is elected and qualified. In addition, Scott R. Silverman has been appointed by the Board of Directors to fill the vacancy created upon Garrett A. Sullivan's retirement and to hold office until the 2004 Annual Shareholders Meeting and until his successor is elected or qualified. As of April 5, 2002, the Company had one vacancy on the Board of Directors resulting from the resignation of Mercedes Walton during 2001, which has not yet been filled. Proxies may not be voted for a greater number of persons than the nominees identified below.

     Cumulative voting does not apply in the election of Directors. Unless otherwise indicated, the shares represented by this proxy will be voted for each nominee named below. Should any one or more of these nominees become unable to serve for any reason, or for good cause will not serve, which is not anticipated, the Board of Directors may, unless the Board by resolution provides for a lesser number of Directors, designate substitute nominees, in which event the persons named in the enclosed proxy will vote proxies that would otherwise be voted for all named nominees for the election of such substitute nominee or nominees.

RECOMMENDATION OF THE BOARD OF DIRECTORS CONCERNING THE ELECTION OF DIRECTORS

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR DANIEL E. PENNI AND FOR ANGELA M. SULLIVAN TO HOLD OFFICE UNTIL THE 2005 ANNUAL MEETING OF SHAREHOLDERS AND FOR SCOTT R. SILVERMAN TO HOLD OFFICE UNTIL THE 2004 ANNUAL MEETING OF SHAREHOLDERS AND UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED. PROXIES RECEIVED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THE NOMINEES AND THE APPOINTEE UNLESS SHAREHOLDERS SPECIFY A CONTRARY CHOICE IN THEIR PROXY.

NOMINEES FOR ELECTION TO TERM EXPIRING 2005

     Daniel E. Penni: Mr. Penni, age 55, has served as a Director since March 1995, is Chairman of the Compensation Committee and serves on the Audit Committee of the Board of Directors. Since March 1998, he has been an Area Executive Vice President for Arthur J. Gallagher & Co. (NYSE:AJG). He has worked in many sales and administrative roles in the insurance business since 1969. He is the managing member of the Norsman Group Northeast, LLC, a private sales and marketing company focused on Internet-based education and marketing and serves as Treasurer and Chairman of the Finance Committee of the Board of Trustees of the Massachusetts College of Pharmacy and Health Sciences. Mr. Penni graduated with a Bachelor of Science degree in 1969 from the School of Management at Boston College.

     Angela M. Sullivan: Ms. Sullivan, age 43, has served as a Director since April 1996. From 1988 to the present, Ms. Sullivan has been a partner in The Bay Group, a private merger and acquisition firm, President of Great Bay Technology, Inc., and President of Spirit Saver, Inc. Ms. Sullivan earned a Bachelor of Science degree in Business Administration in 1980 from Salem State College. Ms. Sullivan is married to Richard J. Sullivan.

APPOINTEE TO TERM EXPIRING 2004

     Scott R. Silverman: Mr. Silverman, age 38, has served since August 2001 as a special advisor to the Board of Directors. In March 2002, he was appointed to the Board of Directors and named President. From September 1999 to March 2002, Mr. Silverman operated his own private investment-banking firm and prior to that time, from October 1996 to September 1999, he served in various capacities for the Company including positions related to business development, corporate development and legal affairs. From July 1995 to September 1996, he served as President of ATI Communications, Inc., one of the subsidiaries of the Company. He began his career as an attorney specializing in commercial litigation and communications law at the law firm of Cooper Perskie in Atlantic City,

New Jersey, and Philadelphia, Pennsylvania. Mr. Silverman is a graduate of the University of Pennsylvania and Villanova University School of Law.

INCUMBENT DIRECTORS - TERM EXPIRING 2003

     Arthur F. Noterman: Mr. Noterman, age 60, a Chartered Life Underwriter, has served as a Director since February 1997, and serves on the Audit and Compensation Committees of the Board of Directors. Mr. Noterman currently serves as President and Director of P.M.G. Insurance Marketing of MA Inc. Mr. Noterman is a registered NASD broker affiliated with a Chicago, Illinois registered broker/dealer. Mr. Noterman attended Northeastern University from 1965 to 1975 and obtained the Chartered Life Underwriters Professional degree in 1979 from The American College, Bryn Mawr, Pennsylvania.

     Constance K. Weaver: Ms. Weaver, age 50, was elected to the Board of Directors in July 1998 and serves on the Compensation and Audit Committees of the Board of Directors. From 1996 to the present, Ms. Weaver has been Vice President, Investor Relations and Financial Communications for AT&T Corporation. From 1995 through 1996, she was Senior Director, Investor Relations and Financial Communications for Microsoft Corporation. From 1993 to 1995, she was Vice President, Investor Relations, and, from 1991 to 1993, she was Director of Investor Relations for MCI Communications, Inc. Ms. Weaver is a director of the National Investor Relations Institute (NIRI). She earned a Bachelor of Science degree from the University of Maryland in 1975.

     Richard S. Friedland: Mr. Friedland, age 51, was elected to the Board of Directors in October 1999, is Chairman of the Audit Committee and serves on the Compensation Committee of the Board of Directors. He was previously associated with General Instrument Corporation. During his 19-year tenure, he held various executive positions, including Chief Financial Officer, President and Chief Operating Officer. In 1995, he was appointed Chairman of the Board and Chief Executive Officer. Mr. Friedland currently serves on the board of Video Network Communications, Inc., as well as several development stage companies. He earned a Bachelor of Science degree in Accounting from Ohio State University in 1972 and a Master of Business Administration degree from Seton Hall University in 1985.

INCUMBENT DIRECTORS - TERM EXPIRING 2004

     Richard J. Sullivan: Mr. Sullivan, age 62, was elected to the Board of Directors and named Chief Executive Officer in May 1993. He was appointed Secretary in March 1996 and served as President and Chief Operating Officer from September 2001 to March 2002. Mr. Sullivan is currently Chairman of Great Bay Technology, Inc. From August 1989 to December 1992, Mr. Sullivan was Chairman of the board of directors of Consolidated Convenience Systems, Inc., in Springfield, Missouri. He has been the Managing General Partner of The Bay Group, a merger and acquisition firm in New Hampshire, since February 1985. Mr. Sullivan was formerly Chairman and Chief Executive Officer of Manufacturing Resources, Inc., an MRP II software company in Boston, Massachusetts, and was Chairman and CEO of Encode Technology, a "Computer-Aided Manufacturing" Company, in Nashua, New Hampshire from February 1984 to August 1986. Mr. Sullivan is married to Angela M. Sullivan.

BOARD COMMITTEES AND MEETINGS

     The Company has standing Audit and Compensation Committees of the Board of Directors. The members of the committees are identified in the above-referenced descriptions.

     The Audit Committee recommends for approval by the Board of Directors a firm of certified public accountants whose duty it is to audit the Company's consolidated financial statements for the fiscal year in which they are appointed, and monitors the effectiveness of the audit effort, the Company's internal and financial accounting organization and controls and financial reporting. The Audit Committee held four meetings during 2001.

     The Compensation Committee administers the Company's 1996 Non-Qualified Stock Option Plan, the 1999 Flexible Stock Plan and the 1999 Employees Stock Purchase Plan, including the review and grant of stock options to officers and other employees under such plans, and recommends the adoption of new plans. The Compensation Committee also reviews and approves various other compensation policies and matters and reviews and approves salaries and other matters relating to the Company's executive officers. The Compensation Committee reviews all senior corporate employees after the end of each fiscal year to determine compensation for the subsequent year. Particular attention is paid to each employee's contributions to the Company's current and future success along with their salary level as compared to the market value of personnel with similar skills and responsibilities. The Compensation Committee also looks at accomplishments which are above and beyond management's normal expectations for their positions. The Compensation Committee met four times during 2001 and acted by written consent ten times.

     The Board of Directors held four meetings during 2001 and acted by written consent 47 times. During the year, all Directors attended 75% or more of the Board of Directors' meetings and the Committees to which they were assigned.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the officers and directors of the Company and persons who own more than 10% of the Company's common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish copies of all such reports to the Company. The Company believes, based on its stock transfer records and other information available to it, that all reports required under
Section 16(a) were timely filed during 2001, except for a final Form 5 for Ms. Mercedes Walton which was filed several weeks late and a final Form 5 by Mr. David Beckett which has not yet been filed.

OWNERSHIP OF EQUITY SECURITIES IN THE COMPANY

     The following table sets forth information regarding beneficial ownership of the Company's common stock by each director and by each executive officer named in the Summary Compensation Table and by all the directors and executive officers as a group as of April 5, 2002:

                                                       Aggregate Number of             Percent of
                                                      Shares Beneficially             Outstanding
                      Name                                 Owned (1)                    Shares
      -------------------------------------          -----------------------        ----------------
      Richard J. Sullivan                                 11,740,993            (2)        4.2%
      Angela M. Sullivan                                   1,458,475            (2)          *
      Richard S. Friedland                                   575,000                         *
      Arthur F. Noterman                                   1,035,000                         *
      Daniel E. Penni                                      1,499,065                         *
      Constance K. Weaver                                    858,000                         *
      Scott R. Silverman                                     325,000                         *
      Jerome C. Artigliere                                   800,000                         *
      Michael E. Krawitz                                     296,124                         *
      Evan C. McKeown                                         16,667                         *
      Kevin McLaughlin                                            --                         *
      Peter Zhou                                             235,860                         *
      All Directors and Executive
      Officers as a Group (15 Persons)                    19,430,454                       6.9%

     -----------------------
     * Represents less than 1% of the issued and outstanding shares of common stock of the Company.

     (1) This table includes presently exercisable stock options or options which may be acquired within 60 days. The following directors and executive officers hold the number of exercisable options or options which may be acquired within 60 days set forth following their respective names: Richard J. Sullivan - 6,685,000; Angela M. Sullivan - 350,000; Richard S. Friedland - 489,000; Arthur F. Noterman - 714,000; Daniel E. Penni - 714,001; Constance K. Weaver
         - 624,000 Jerry C. Artigliere - 779,000, Michael E. Krawitz - 254,000; Kevin McLaughlin - 0; Peter Zhou - 212,334; and all directors and officers as a group - 11,681,001.

     (2) Includes 367,177 shares owned by The Bay Group and 259,598 shares owned by Great Bay Technology, Inc. The Bay Group is controlled by Richard J. Sullivan and Angela M. Sullivan. Great Bay Technology, Inc. is controlled by Richard J. Sullivan and Angela M. Sullivan.

PRINCIPAL SHAREHOLDERS

     Set forth in the table below is information as of April 5, 2002 with respect to persons known to the Company (other than the directors and executive officers shown in the preceding table) to be the beneficial owners of more than five percent of the Company's issued and outstanding common stock:

                                                       Number of Shares
             Name and Address                         Beneficially Owned                   Percent Of Class
--------------------------------------------      ---------------------------      ---------------------------------
None

     The Company has made previous filings under the Securities Act of 1933, as amended, or the Exchange Act, that incorporate future filings, including this Proxy Statement, in whole or in part. However, the following
"Compensation Committee Report on Executive Compensation" shall not be incorporated by reference into any such filings.

                      COMPENSATION COMMITTEE REPORT ON
                           EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE OF THE BOARD

     The Compensation Committee is composed of four members of the Board of Directors, one of whom, Richard Friedland, is currently acting as interim President and Chief Executive Officer of Advanced Power Solutions, Inc., a subsidiary the Company created in October 2001. Mr. Friedland does not currently receive any compensation from Advanced Power Solutions for acting in this capacity. It is the Compensation Committee's responsibility to review, recommend and approve changes to the Company's compensation policies and programs. It is also the Committee's responsibility to review and approve all compensation actions for the Company's executive officers and various other compensation policies and matters and administer the Company's 1996 Non-Qualified Stock Option Plan, the Company's 1999 Flexible Stock Plan and the Company's 1999 Employees Stock Purchase Plan, including the review and approval of stock option grants to the Company's executive officers.

GENERAL COMPENSATION PHILOSOPHY

     The Company's executive compensation programs are designed to enable it to attract, retain and motivate the Company's executives and those of its subsidiaries. The Company's general compensation philosophy is that total cash compensation should vary with the Company's performance in attaining financial and non-financial objectives and that any long-term incentive compensation should be closely aligned with the interests of shareholders. Total cash compensation for the majority of the Company's employees, including the Company's executive officers, includes a base salary and a cash bonus based on the Company's profitability and the profitability of its individual subsidiaries. Long-term incentive compensation is realized through the granting of stock options to most employees, at the discretion of the presidents of the Company's divisions, as well as eligible executive officers.

SETTING EXECUTIVE COMPENSATION

     In setting the base salary and individual bonuses (hereafter together referred to as "BSB") for executives, the Compensation Committee reviews information relating to executive compensation of U.S. based companies that are of the same size as the Company. While there is no specific formula that is used to set compensation in relation to this market data, executive officer BSB is generally set at or below the median salaries for comparable jobs in the market place. However, when specific financial and non-financial goals are met, additional compensation in the form of either cash compensation or long-term incentive compensation may be paid to the Company's executive officers.

BASE SALARY

     The Compensation Committee reviews the history and proposals for the compensation package of each of the executive officers, including base salary. Increases in base salary are governed by three factors: merit
(an individual's performance); market parity (to adjust salaries based on the competitive market); and promotions (to reflect increases in responsibility). In assessing market parity, the Company relies on market surveys of similarly sized publicly traded companies and generally pays below the median of these companies. The guidelines are set each year and vary from year to year to reflect the competitive environment and to control the overall cost of salary growth. Individual merit increases are based on performance and can range from 0% to 100%.

     The salary guidelines for all presidents of the Company's subsidiaries are generally based upon individually negotiated employment agreements. Merit increases are submitted by the Company's President to the Compensation Committee for approval based upon individual performance and the performance of the subsidiary. Merit increases for non-executive employees are at the discretion of the presidents of the Company's divisions.

CASH AND STOCK INCENTIVE COMPENSATION PROGRAMS

     To reward performance, the Company provides its executive officers and its divisional executive officers with additional compensation in the form of a cash bonus and/or stock awards. No fixed formula or weighting is applied by the Compensation Committee to corporate performance versus individual performance in determining these awards. The amounts of such awards are determined by the Compensation Committee acting in its discretion. Such determination, except in the case of the award for the Chairman, is made after considering the recommendations of the Chairman and President and such other matters as the Compensation Committee deems relevant. The Compensation Committee, acting in its discretion, may determine to pay a lesser award than the maximum specified.

The amount of the total incentive is divided between cash and stock at the discretion of the Compensation Committee.

STOCK OPTIONS GRANTED UNDER THE 1996 NON-QUALIFIED STOCK OPTION PLAN AND THE 1999 FLEXIBLE STOCK PLAN

     The 1996 Non-Qualified Stock Option Plan and the 1999 Flexible Stock Plan are long-term plans designed to link rewards with shareholder value over time. Stock options are granted to aid in the retention of employees and to align the interests of employees with shareholders. The value of the stock options to an employee increases as the price of the Company's stock increases above the fair market value on the grant date, and the employee must remain in the Company's employ for the period required for the stock option to be exercisable, thus providing an incentive to remain in the Company's employ.

     These Plans allow grants of stock options to all of the Company's employees, including executive officers. Grants to the Company's executive officers and to officers of the Company's subsidiaries are made at the discretion of the Compensation Committee. The Compensation Committee may also make available a pool of options to each subsidiary to be granted at the discretion of such subsidiary's president. In 2001, stock options for the executive officers were granted upon the recommendation of management and approval of the Compensation Committee based on their subjective evaluation of the appropriate amount for the level and amount of responsibility for each executive officer.

STOCK OPTIONS GRANTED UNDER THE 1999 EMPLOYEES STOCK PURCHASE PLAN

     The 1999 Employees Stock Purchase Plan, which is intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code, provides eligible employees with an opportunity to accumulate, through payroll deductions, funds to be used toward the purchase of the Company's stock pursuant to options granted under the Plan. Options granted in connection with an offering under the plan, permit the option holder to purchase the Company's stock at a price per share equal to 85% of the fair market value of the stock on (i) the date on which the option is granted (i.e., the first business day of the offering) and (ii) the date on which the option is exercised (i.e., the last business day of the offering), whichever is less. Section 423 of the Internal Revenue Code also provides certain favorable tax consequences to the option holder, provided that (i.e., the last business day of the offering) the stock acquired under the plan is held for a specified minimum period of time.

     Other than as otherwise disclosed herein, the Company has no plans pursuant to which cash or non-cash compensation was paid or distributed during the last fiscal year, or is proposed to be paid or distributed in the future, to the individuals described above.

STOCK OPTION REPRICINGS

     During 2001, the Compensation Committee approved a stock option repricing for the named executive officers, directors and various other key employees. The Compensation Committee felt that is was appropriate to reward and motivate such employees by repricing their stock options since the Company's current financial condition limits the amount of cash available for bonuses and other forms of cash compensation. The options were repriced on September 21, 2001 to an exercise price of $0.15 per share, which was the closing price of the Company's common stock on that date.

DECISIONS ON 2001 COMPENSATION

     The Company's compensation program is leveraged towards the achievement of corporate and business objectives. This pay-for-performance program is most clearly exemplified in the compensation of the Company's Chief Executive Officer, Richard J. Sullivan. Mr. Sullivan's compensation awards were made based upon the Compensation Committee's assessment of the Company's financial and non-financial performance. The results were evaluated based on the overall judgment of the Compensation Committee. During 2001, the Company paid Mr. Sullivan a base salary of $450,000. In addition, in 2001, the Company paid Mr. Sullivan a bonus of $448,801. Under the terms of the Company's employment agreement with Mr. Sullivan, the Company agreed to pay Mr. Sullivan a minimum annual bonus of $140,000. In addition, during 2001, the Company paid Mr. Sullivan a discretionary bonus of $308,801. Mr. Sullivan was also awarded 3,000,000 stock option grants in 2001.

     The Compensation Committee is pleased to submit this report with regard to the above matters.

                                           Daniel E. Penni, Chairman
                                           Richard S. Friedland
                                           Arthur F. Noterman
                                           Constance K. Weaver

                             EXECUTIVE OFFICERS

     The executive officers of the Company are:

        Name                    Age                          Position                          Position Held Since
-------------------------------------------------------------------------------------------------------------------
Richard J. Sullivan             62      Chairman, Chief Executive Officer and Secretary        May 1993
Scott R. Silverman              38      Director and President                                 March 2002
Jerome C. Artigliere            48      Senior Vice President, Chief Operating Officer and     March 2002
                                        Assistant Treasurer
Michael E. Krawitz              32      Senior Vice President, General Counsel and             December 2000
                                        Assistant Secretary
Evan C. McKeown                 43      Vice President and Chief Financial Officer             March 2002
Kevin McLaughlin                60      Vice President, Sales and Marketing                    June 2000
Peter Zhou                      62      Vice President and Chief Scientist                     January 2000

     Jerome C. Artigliere: Mr. Artigliere, age 47, joined one of the Company's subsidiaries as President in January 1998, and was appointed Vice President of the Company in April 1998 and Treasurer in December 1999. In November 2000, Mr. Artigliere was appointed Vice President and Chief Financial Officer, and Senior Vice President, Chief Financial Officer and Assistant Treasurer in December 2000. From 1996 to 1997, he was Regional Vice President at General Electric Capital Corporation in Portsmouth, NH. Prior to that, from 1994 to 1996, he was State Vice President at First National Bank in Portsmouth, NH, a commercial bank subsidiary of Peoples Heritage Bank of Portland, Maine. He earned an undergraduate degree in finance from Seton Hall University in 1977, and a Master of Business Administration degree from Fairleigh Dickinson University in 1980.

     Michael E. Krawitz: Mr. Krawitz, age 32, joined as the Company's Assistant Vice President and General Counsel in April 1999, and was appointed Vice President and Assistant Secretary in December 1999, and Senior Vice President, Strategic Initiatives and Assistant Secretary in December 2000. From 1994 to April 1999, Mr. Krawitz was an attorney with Fried, Frank, Harris, Shriver & Jacobson in New York. Mr. Krawitz earned a Bachelor of Arts degree from Cornell University in 1991 and a juris doctorate from Harvard Law School in 1994.

     Evan C. McKeown: Mr. McKeown, age 43, joined the Company as Vice President, Chief Accounting Officer and Corporate Controller in March 2001. He was appointed Vice President, Chief Financial Officer in March 2002. Prior to joining the Company, Mr. McKeown served as Corporate Controller at Orius Corporation in West Palm Beach, Florida. From 1992 to 1999, he served as Controller and then Chief Financial Officer of Zajac, Inc., in Portland, Maine. Mr. McKeown has more that 20 years experience in accounting and financial reporting, including serving as a Tax Manager for Ernst & Young and public accountant with Coopers & Lybrand. He is a graduate of the University of Maine and is a certified public accountant.

     Kevin McLaughlin: Mr. McLaughlin, age 60, joined as Vice President of Sales and Marketing in June 2000. From June 1995 to May 2000, he served as Senior Vice President of Sales for SCB Computer Technology, Inc. Prior to that time, from 1979 to 1994, Mr. McLaughlin held various positions with Applicon, Inc., a subsidiary of Schlumberger, Ltd., including Regional Director.

     Peter Zhou: Dr. Zhou, age 62, joined as Vice President and Chief Scientist in January 2000. From 1998 to 1999, Dr. Zhou served as Vice President, Technology for Sentry Technology Corp., and, from 1985 to 1988, he served as Research Investigator for the University of Pennsylvania's Department of Science & Engineering. Prior to that, he was a Research Scientist for Max-Planck Institute, Metallforschung in Stuttgart, Germany and a Post-Doctoral Research Fellow at the University of Pennsylvania. Dr. Zhou has a PhD. in Materials Science/Solid State Physics from the University of Pennsylvania and a Master of Sciences degree in Physics from the Beijing University of Sciences and Technology.

                           EXECUTIVE COMPENSATION

     The following table sets forth certain summary information concerning the total remuneration paid in 2001 and the two prior fiscal years to the Company's Chief Executive Officer, the Company's four other most highly compensated executive officers and two other individuals for whom disclosures would be required, or is anticipated to be required in 2002, but for the fact that the individuals were not serving, or had not served, as executive officers of the Company at December 31, 2001 or for the entire year then ended.

                                            SUMMARY COMPENSATION TABLE
                                                                                       Long-Term Compensation
                                                                                 -----------------------------------
                                                   Annual Compensation                   Awards            Payouts
                                         --------------------------------------  -----------------------  ----------
                                                                                  Restricted
                                                                 Other Annual       Stock     Options/        LTIP     All Other
    Name and Principal                    Salary                    Compen-         Awards      SARs         Payouts    Compen-
       Position (1)              Year       ($)     Bonus ($)(2) sation ($)(3)       ($)       (#)(4)          (#)     sation ($)
---------------------------------------------------------------------------------------------------------------------------------
Richard J. Sullivan              2001    $450,000   $  448,801     $ 57,424         $  --    10,675,000 (11)    --       $  --
   Chairman, CEO and             2000     450,000      180,000      936,672            --     4,000,000         --          --
   Secretary                     1999     457,500    3,000,000        9,115            --     1,000,000         --          --

Scott R. Silverman (5)           2001         N/A          N/A          N/A           N/A           N/A        N/A         N/A
   President and director        2000         N/A          N/A          N/A           N/A           N/A        N/A         N/A
                                 1999         N/A          N/A          N/A           N/A           N/A        N/A         N/A

Jerome C. Artigliere (6)         2001     175,000       14,174       87,688            --     1,129,000 (11)    --          --
   Senior Vice President,        2000     134,616       35,000           --            --       100,000         --          --
   Chief Operating Officer,      1999      98,726      150,000           --            --       100,000         --          --
   Assistant Treasurer

Michael E. Krawitz (7)           2001     160,000       14,174           --            --       504,000 (11)    --          --
   Senior Vice President,        2000     151,853       35,000           --            --       100,000         --          --
   General Counsel               1999      94,027      150,000        1,541            --       125,000         --          --
   Assistant Secretary

Evan C. McKeown (8)              2001      93,750        7,087           --            --       100,000         --          --
   Vice President, Chief         2000         N/A          N/A          N/A           N/A           N/A        N/A         N/A
   Financial Officer             1999         N/A          N/A          N/A           N/A           N/A        N/A         N/A

Kevin McLaughlin (9)             2001     150,000        7,087           --            --       514,000 (11)    --          --
   Vice President, Sales and     2000      83,014       20,000           --            --       120,000         --          --
   Marketing                     1999         N/A          N/A          N/A           N/A           N/A        N/A         N/A

Peter Zhou (10)                  2001     212,839           --           --            --       229,000 (11)    --          --
   Vice President, Chief         2000     151,456       25,000           --            --       150,000         --          --
   Scientist                     1999         N/A          N/A          N/A           N/A           N/A        N/A         N/A

---------------------------
(1)  See "Related Party Transactions" on page 18 below.
(2) The amounts in the Bonus column were discretionary awards granted by the Compensation Committee in consideration of the contributions of the respective named executive officers.
(3) Other annual compensation includes: (a) in 2001, for Richard J. Sullivan, an auto allowance and other discretionary payments, for Jerome C. Artigliere, $50,000 in moving expenses, an auto allowance and other discretionary payments; and (b) in 2000, for Richard J. Sullivan, $936,672 of other compensation representing the fair value of property distributed to Richard J. Sullivan, including the associated payment of taxes on his behalf, pursuant to his employment agreement.
(4) Indicates number of securities underlying options. Options granted during 2001 includes options repriced during the year.
(5) Mr. Silverman joined the Company as a Director and President in March 2002.
(6) Mr. Artigliere began his employment with one of the Company's subsidiaries in January 1998 and was appointed as one of the Company's officers in April, 1998. Mr. Artigliere was appointed Chief Financial Officer in November 2000 and Senior Vice President, Chief Financial Officer and Assistant Treasurer in December 2000 and was named Senior Vice President and Chief Operating Officer in March 2002.
(7) Mr. Krawitz joined the Company in April 1999, and was appointed Senior Vice President, Strategic Operations, and Assistant Secretary in December 2000 and General Counsel in August 2001.
(8) Mr. McKeown joined the Company as Vice President, Corporate Controller and Chief Accounting Officer in March 2001 and was appointed Chief Financial Officer in March 2002.
(9) Mr. McLaughlin joined the Company as Vice President, Sales and Marketing in June 2000. As of March 2002, Mr. McLaughlin is no longer an executive officer.
(10) Dr. Zhou joined the Company as Vice President, Chief Scientist in January 2000.
(11) Includes options granted in prior years that were repriced during 2001 as follows: (a) for Richard J. Sullivan, 7,675,000; (b) for Jerome C. Artigliere, 254,000; (c) for Michael E. Krawitz, 154,000; (d) for Kevin McLaughlin, 189,000 and (e) for Peter Zhou, 129,000.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table contains information concerning the Company's grant of stock options under the Company's 1999 Flexible Stock Plan to the named executive officers during 2001:

                                                       OPTION GRANTS IN 2001
                                                         INDIVIDUAL GRANTS
-------------------------------------------------------------------------------------------------------------------------------
                                                                                   Potential Realizable Value At Assumed Rates
                                                                                     of Stock Appreciation for Option Term
---------------------------------------------------------------------------------- --------------------------------------------
                      Number of          % of Total
                     Securities           Options
                     Underlying          Granted to    Exercise
                      Options           Employees in     Price
     Name (1)        Granted (#)            2001         ($/Sh)   Expiration Date        0% ($)          5% ($)        10% ($)
------------------- --------------     -------------- ----------- ---------------- ----------------- -------------- ------------
Richard J. Sullivan  2,000,000    (1)       6.3%         0.15         January-07             --          83,038        183,532
                     1,000,000    (2)       3.2          0.15       September-07         20,000          48,425        109,088
                       500,000    (3)       1.6          0.15          August-03             --           6,024         12,219
                       500,000    (3)       1.6          0.15        November-03             --           7,027         14,339
                       630,000    (3)       2.0          0.15         October-02             --           3,525          7,009
                        45,000    (3)       0.1          0.15          August-02             --             195            386
                       500,000    (3)       1.6          0.15           April-04             --           8,711         17,957
                       500,000    (3)       1.6          0.15            June-04             --           9,554         19,795
                       500,000    (3)       1.6          0.15        November-04             --          11,474         24,046
                     1,000,000    (3)       3.2          0.15             May-10             --          75,805        183,510
                     3,500,000    (3)      11.1          0.15       September-06             --         136,681        300,017

Scott R. Silverman     100,000    (1)       0.3          0.15          August-07             --           4,734         10,633
                       100,000    (4)       0.3          0.15       September-07             --           4,834         10,861
                       125,000    (2)       0.4          0.15       September-07          2,500           6,053         13,636

Jerome C. Artigliere   625,000    (1)       2.0          0.15         January-07             --          25,949         57,354
                       250,000    (2)       0.8          0.15       September-07          5,000          12,106         27,272
                        75,000    (3)       0.2          0.15             May-10             --           5,685         13,763
                        79,000    (3)       0.2          0.15       September-06             --           3,085          6,772

Michael E. Krawitz     100,000    (1)       0.3          0.15         January-07             --           4,152          9,177
                       250,000    (2)       0.8          0.15       September-07          5,000          12,106         27,272
                        25,000    (3)       0.1          0.15             May-10             --           1,895          4,588
                        50,000    (3)       0.2          0.15         October-05             --           1,529          3,276
                        79,000    (3)       0.2          0.15       September-06             --           3,085          6,772

Evan C. McKeown         16,667    (1)       0.1          0.15           March-07             --             728          1,618
                        16,667    (1)       0.1          0.15           March-08             --             880          2,007
                        16,666    (1)       0.1          0.15           March-09             --           1,059          2,484
                        50,000    (2)       0.2          0.15       September-07          1,000           2,421          5,454

Kevin McLaughlin        75,000    (1)       0.2          0.15         January-07             --           3,114          6,882
                       250,000    (2)       0.8          0.15       September-07          5,000          12,106         27,272
                        33,334    (3)       0.1          0.15            June-06             --           1,212          2,641
                        33,333    (3)       0.1          0.15            June-07             --           1,523          3,405
                        33,333    (3)       0.1          0.15            June-08             --           1,850          4,248
                        39,000    (3)       0.1          0.15       September-06             --           1,523          3,334

Peter Zhou             100,000    (1)       0.3          0.15         January-07             --          14,152          9,177
                        16,667    (3)       0.1          0.15         January-06             --             546          1,178
                        16,667    (3)       0.1          0.15         January-07             --             698          1,545
                        16,666    (3)       0.1          0.15         January-08             --             858          1,950
                        79,000    (3)       0.2          0.15       September-06             --           3,085          6,772

-------------------
(1) These options were granted under the 1999 Flexible Stock Plan at an exercise price equal to the fair market value of the Company's common stock on the date of grant. On September 21, 2001, these options were re-priced to an exercise price of $0.15 per share, which was the fair market value on that date. These options are exercisable over a five-year period beginning on the first anniversary of the grant date.

(2) These options were granted under the 1999 Flexible Stock Plan at an exercise price of $0.15 per share, which was $0.02 per share less than the fair market value on the date of grant. These options are exercisable over a five-year period beginning on the first anniversary of the grant date.

(3) These options were granted prior to 2001 under the 1996 Non-Qualified Stock Option Plan and the 1999 Flexible Stock Option Plan. On September 21, 2001, these options were re-priced to an exercise price of $0.15 per share, which was the fair market value on that date.

(4) These options were granted under the 1999 Flexible Stock Plan at an exercise price equal to the fair market value of the Company's common stock on the date of grant.

OPTION EXERCISES AND FISCAL YEAR-END VALUES

     The following table sets forth information with respect to the named executive officers concerning the exercise of options during 2001 and unexercised options held on December 31, 2001:

                    AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

                                                          Number of Securities
                                                         Underlying Unexercised        Value of Unexercised In-The-Money
                           Exercised in 2001          Options at Year End 2001 (#)      Options at Year End 2001 ($) (2)
                     -----------------------------  --------------------------------  -----------------------------------
                     Shares Acquired     Value
                      Upon Exercise    Realized
       Name               (#)           ($) (1)       Exercisable     Unexercisable     Exercisable      Unexercisable
-------------------- --------------- -------------  ---------------  ---------------  ---------------- ------------------
Richard J. Sullivan    2,353,703        $624,583       5,331,297        3,000,000        $1,492,763         $840,000

Scott R. Silverman            --              --              --          325,000                --           91,000

Jerome C. Artigliere          --              --         154,000          875,000            43,120          245,000

Michael E. Krawitz            --              --         154,000          350,000            43,120           98,000

Evan C. McKeown               --              --              --          100,000                --           28,000

Kevin McLaughlin              --              --          72,334          391,666            20,254          109,666

Peter Zhou                    --              --          95,667          133,333            26,787           37,333

--------------------
(1) The values realized represents the aggregate market value of the shares covered by the option on the date of exercise less the aggregate exercise price paid by the executive officer, but do not include deduction for taxes or other expenses associated with the exercise of the option or the sale of the underlying shares.

(2) The value of the unexercised in-the-money options at December 31, 2001 assumes a fair market value of $0.43, the closing price of our common stock as reported on The Nasdaq Stock Market on December 31, 2001. The values shown are net of the option exercise price, but do not include deduction for taxes or other expenses associated with the exercise of the option or the sale of the underlying shares.

OPTION REPRICINGS

     The following table sets forth information with respect to the named executive officers concerning the repricing of options during 2001 and for the last ten completed fiscal years:

                                           10-YEAR OPTION/SAR REPRICINGS

                                                 Number of       Market                                 Length of
                                                Securities      Price of       Exercise                  Original
                                                Underlying      Stock at       Price at                Option Term
                                               Options/SARs     Time of         Time of      New       Remaining at
                                                Repriced or   Repricing or   Repricing or  Exercise       Date of
                                                  Amended      Amendment       Amendment     Price     Repricing or
          Name                    Date              (#)           ($)             ($)         ($)        Amendment
------------------------ --------------------- ------------- --------------  ------------ ---------- -----------------
 Richard J. Sullivan       September 21, 2001     500,000      $  0.15          $ 3.93      $ 0.15        22 months
                           September 21, 2001     500,000         0.15            5.58        0.15        25 months
                           September 21, 2001     630,000         0.15            4.46        0.15        12 months
                           September 21, 2001      45,000         0.15            4.25        0.15        10 months
                           September 21, 2001     500,000         0.15            3.51        0.15        30 months
                           September 21, 2001     500,000         0.15            3.03        0.15      31.5 months
                           September 21, 2001     500,000         0.15            2.19        0.15        38 months
                           September 21, 2001   1,000,000         0.15            2.03        0.15     104.5 months
                           September 21, 2001   3,500,000         0.15            2.75        0.15        60 months
                           September 21, 2001   2,000,000         0.15            0.69        0.15        63 months

Scott R. Silverman         September 21, 2001     100,000         0.15            0.27        0.15      58.5 months

Jerome C. Artigliere       September 21, 2001      75,000         0.15            2.03        0.15     104.5 months
                           September 21, 2001      79,000         0.15            2.75        0.15        60 months
                           September 21, 2001     625,000         0.15            0.69        0.15        63 months

Michael E. Krawitz         September 21, 2001      25,000         0.15            2.03        0.15     104.5 months
                           September 21, 2001      50,000         0.15            2.00        0.15      49.5 months
                           September 21, 2001      79,000         0.15            2.75        0.15        60 months
                           September 21, 2001     100,000         0.15            0.69        0.15        63 months

Evan C. McKeown            September 21, 2001      16,667         0.15            1.22        0.15        66 months
                           September 21, 2001      16,667         0.15            1.22        0.15        78 months
                           September 21, 2001      16,666         0.15            1.22        0.15        90 months

Kevin McLaughlin           September 21, 2001      33,334         0.15            3.66        0.15      57.5 months
                           September 21, 2001      33,333         0.15            3.66        0.15      69.5 months
                           September 21, 2001      33,333         0.15            3.66        0.15      81.5 months
                           September 21, 2001      39,000         0.15            2.75        0.15        60 months
                           September 21, 2001      75,000         0.15            0.69        0.15        63 months

Peter Zhou                 September 21, 2001      16,667         0.15            6.34        0.15      51.5 months
                           September 21, 2001      16,667         0.15            6.34        0.15      63.5 months
                           September 21, 2001      16,666         0.15            6.34        0.15      75.5 months
                           September 21, 2001      79,000         0.15            2.75        0.15        60 months
                           September 21, 2001     100,000         0.15            0.69        0.15        63 months

INCENTIVE PLANS

     Cash and Stock Incentive Compensation Programs. To reward performance, the Company provides its executive officers and its divisional executive officers with additional compensation in the form of a cash bonus and/or stock awards. No fixed formula or weighting is applied by the Compensation Committee to corporate performance versus individual performance in determining these awards. The amounts of such awards are determined by the Compensation Committee acting in its discretion. Such determination, except in the case of the award for the Chairman, is made after considering the recommendations of the Chairman and President and such other matters as the Compensation Committee deems relevant. The Compensation Committee, acting in its discretion, may determine to pay a lesser award than the maximum specified. The amount of the total incentive is divided between cash and stock at the discretion of the Compensation Committee.

     Stock Options Granted under the 1996 Non-Qualified Stock Option Plan and the 1999 Flexible Stock Plan. The 1996 Non-Qualified Stock Option Plan and the 1999 Flexible Stock Plan are long-term plans designed to link rewards with shareholder value over time. Stock options are granted to aid in the retention of employees and to align the interests of employees with shareholders. The value of the stock options to an employee increases as the price of the Company's stock increases above the fair market value on the grant date, and the employee must remain in the Company's employ for the period required for the stock option to be exercisable, thus providing an incentive to remain in the Company's employ.

     These Plans allow grants of stock options to all of the Company's employees, including executive officers. Grants to the Company's executive officers and to officers of the Company's subsidiaries are made at the discretion of the Compensation Committee. The Compensation Committee may also make available a pool of options to each subsidiary to be granted at the discretion of such subsidiary's president.

     Stock Options Granted under the 1999 Employees Stock Purchase Plan. The 1999 Employees Stock Purchase Plan, which is intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code, provides eligible employees with an opportunity to accumulate, through payroll deductions, funds to be used toward the purchase of the Company's stock pursuant to options granted under the Plan. Options granted in connection with an offering under the plan, permit the option holder to purchase the Company's stock at a price per share equal to 85% of the fair market value of the stock on (i) the date on which the option is granted (i.e., the first business day of the offering) and (ii) the date on which the option is exercised (i.e., the last business day of the offering), whichever is less. Section 423 of the Internal Revenue Code also provides certain favorable tax consequences to the option holder, provided that (i.e., the last business day of the offering) the stock acquired under the plan is held for a specified minimum period of time.

     Other than as otherwise disclosed herein, the Company has no plans pursuant to which cash or non-cash compensation was paid or distributed during the last fiscal year, or is proposed to be paid or distributed in the future, to the individuals described above.

COMPENSATION OF DIRECTORS

     Prior to the fourth quarter of 1998, the Company's non-employee directors received a fee of $250 per meeting, for their attendance at meetings of the Company's Board of Directors. Beginning in the fourth quarter of 1998, the non-employee director compensation was changed to fixed quarterly fees in the amount of $5,000 per non-employee director. In addition, non-employee directors receive a quarterly fee in the amount of $1,000 for each committee on which they are a member. Reasonable travel expenses are reimbursed when incurred. Individuals who become directors are automatically granted an initial option to purchase 25,000 shares of common stock on the date they become directors. Each of such options is granted pursuant to the Company's 1996 Non-Qualified Stock Option Plan or the
1999 Flexible Stock Plan on terms and conditions determined by the Board of Directors. During 2001, Mssrs. Friedland, Noterman and Penni and
Ms. Sullivan and Ms. Weaver were granted 275,000, 275,000, 275,000, 250,000 and 275,000 options to purchase shares of common stock, respectively. In addition, on September 21, 2001, options held by Mssrs. Friedland, Noterman and Penni and Ms. Sullivan and Ms. Weaver to acquire 464,000, 714,000, 714,000, 350,000 and 624,000 shares of common stock, respectively, were repriced to $0.15 per share, which was the closing price on that date. The repriced options had original exercise prices ranging from $0.69 to $4.25 per share and had remaining terms of up to 104.5 months. Directors who are not also executive officers are not eligible to participate in any of the Company's other benefit plans.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Richard Friedland, a member of the Company's Compensation Committee, was appointed interim President and Chief Executive Officer of Advanced
Power Solutions, Inc., a subsidiary the Company created in October 2001.
Mr. Friedland does not currently receive any compensation from Advanced Power Solutions for acting in this capacity.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

     The Company, or its subsidiary, has entered into an employment agreement with the following named executive officers:

     Name                                    Length              Commencing                   Base Salary
-------------------------------------   --------------      -----------------------      ---------------------
     Richard J. Sullivan                     5 Years (1)         March 1, 2000                 $ 450,000     (2)

     Garrett A. Sullivan                     5 Years (3)         March 1, 2000                   165,000

     Jerome C. Artigliere                    5 Years             November 22, 2000               175,000

     Michael E. Krawitz                      5 Years             April 12, 1999                  160,000     (4)

     Kevin McLaughlin                        2 Years             June 12, 2000                   150,000     (5)

     Peter Zhou                              3 Years             January 17, 2000                135,000     (6)

-------------------------------------
(1) Automatically renewed for successive additional one-year terms on each anniversary.
(2)  Provides for a minimum annual bonus of $140,000.
(3) Automatically renewed for successive additional one-year terms on each anniversary. Mr. Sullivan retired and resigned effective December 31, 2001.
(4)  Effective April 1, 2000.
(5) Provided for options to purchase up to 100,000 shares of the Company's common stock at an exercise price equal to 85% of the fair market value of the Company's common stock on June 12, 2000, as determined pursuant to the Company's 1999 Flexible Stock Plan.
(6) Provided for options to purchase up to 50,000 shares of the Company's common stock at an exercise price equal to 85% of the fair market value of the Company's common stock on December 31, 1999, as determined pursuant to the 1999 Flexible Stock Plan.

     The Company has not entered into employment contracts with Messrs. Scott R. Silverman and Evan C. McKeown.

     In 1997, the Company entered into employment agreements with Richard J. Sullivan, Chairman, and Garrett A. Sullivan. These agreements were amended and restated effective March 1, 2000. In addition, during 2000, the Company entered into an employment agreement with Jerome Artigliere. Such employment agreements include certain "change of control" provisions. Upon a change of control all unvested stock options become immediately exercisable. Also, at the employee's option, he may terminate his employment under the agreement at any time within one year after such change of control. In such event, the Company shall pay to the employee a severance payment equal to the maximum amount which would not result in such payment being an excess parachute payment as defined in the Internal Revenue Code of 1986, as amended (the "Code") which would be subject to an excise tax. Additionally, upon termination of employment for any reason other than for breach under the agreement, Mr. Richard Sullivan shall receive 60 monthly payments of $37,500 each. These payments are reduced by any severance payments. Such employment agreements also provide that, if any payments from the Company are subject to the excise tax described above, the Company will make a gross up payment in an amount which covers the excise tax due plus the excise and income taxes payable on the gross up payment. Mr. Richard Sullivan's agreement provides that he may elect to receive a percentage of his salary for each 12-month period in the Company's common stock. For the twelve-month period commencing January 1, 2000, Mr. Sullivan did not elect to receive any of his compensation in stock. In addition, the Company agreed to transfer to Richard Sullivan certain other property valued at approximately $0.5 million upon his relocation to the Palm Beach, Florida area. The Company would also be required to make a gross up payment that covers all U.S. federal and state income taxes payable by Mr. Sullivan, if any, as a result of the transfer.

     Additionally, the agreements for both Richard Sullivan and Garrett Sullivan provide for certain "triggering events" which include a change in control, the termination of Richard Sullivan's employment other than for a material breach of the terms of his employment agreement, or if Richard Sullivan ceases to hold his current positions with the Company for any reason other than a material breach of the terms of his employment agreement. Within ten days of the occurrence of a triggering event, the Company shall pay, in cash or in stock, or in a combination thereof, $12.1 million and $3.5 million, respectively, to Richard Sullivan and to Garrett Sullivan.

     Effective December 31, 2001, Garrett Sullivan retired and resigned from the Company's Board of Directors. As part of Mr. Sullivan's termination agreement with the Company, the Company agreed to grant Mr. Sullivan 2,500,000 shares of the Company's common stock. In addition, all of Mr. Sullivan's options to acquire the Company's common stock became vested on the date of the termination agreement, and the Company has agreed to continue to provide certain medical coverage to Mr. Sullivan through December 31, 2005. The Company also has agreed to make the payment of $3.5 million, referred to above, upon the occurrence of certain "triggering events" previously included in Mr. Sullivan's employment agreement with the Company.

     In November 2000, the Company entered into an employment agreement with Jerome C. Artigliere, Senior Vice President, Chief Financial Officer and Assistant Treasurer. The employment agreement includes certain "change of control" provisions. Upon a change of control, all unvested stock options become immediately vested exercisable. Also, at Mr. Artigliere's option, he may terminate his employment under the agreement at any time within one year after such change of control. In such event, the Company shall pay to Mr. Artigliere a severance payment equal to three times Mr. Artigliere's "base amount" as defined in Section 280G of the Code minus one dollar. The employment agreement also provides that, if any payments from the Company are subject to the excise tax on excess parachute payments, the Company will make a gross up payment in an amount which covers the excise tax due plus the excise and income taxes payable on the gross up payment.

     In March 1999, the Company entered into an employment agreement with Michael Krawitz, Senior Vice President, General Counsel, and Assistant Secretary. The agreement was amended in June 1999 and in April 2000. The agreement provides that in the event Mr. Krawitz's employment is terminated either by the Company other than for "cause" or by Mr. Krawitz for "good reason," Mr. Krawitz will continue to receive his base compensation for the remainder of the employment term under the agreement as if such termination had not occurred. Upon any such termination, the payment of any other benefits will be determined by the Board in accordance with the Company's plans, policies and practices.

     In June 2000, the Company entered into an employment agreement with Kevin McLaughlin, Vice President of Sales and Marketing. The agreement provides that in the event Mr. McLaughlin's employment is terminated by the Company other than for "cause", Mr. McLaughlin will continue to receive his base compensation for the remainder of the employment term under the agreement as if such termination had not occurred. Upon any such termination, the payment of any other benefits will be determined by the Board in accordance with the Company's plans, policies and practices.

     In January 2000, the Company entered into an employment agreement with Dr. Peter Zhou, Vice President and Chief Scientist. The agreement provides that in the event Dr. Zhou's employment is terminated by the Company other than for "cause", Dr. Zhou will continue to receive his base compensation for the remainder of the employment term under the agreement as if such termination had not occurred. Upon any such termination, the payment of any other benefits will be determined by the Board in accordance with the Company's plans, policies and practices.

     The credit agreement with IBM Credit limits the amount of salary the Company may pay Richard Sullivan in cash and prevents the Company from making certain cash incentive and perquisite payments to various executive officers, including cash payments to Richard Sullivan, Garrett Sullivan and Jerome Artigliere described above which may arise upon a change of control.

               CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

INDEBTEDNESS OF MANAGEMENT

     Daniel E. Penni, a member of the Company's Board of Directors, has executed a revolving line of credit promissory note in favor of Applied Digital Solutions Financial Corp., the Company's subsidiary, in the amount of $450,000. The promissory note is payable on demand, with interest payable monthly on the unpaid principal balance at the rate equal to one percentage point above the base rate announced by State Street Bank and Trust Company (which interest rate shall fluctuate contemporaneously with changes in such base rate). The largest amount outstanding under the promissory note during 2001 was $420,000, and as of April 5, 2002, $420,000 had been advanced under this note.

     On September 27, 2000, the following named executive officers and directors exercised options granted to them under the Company's 1999 Flexible Stock Plan to purchase shares of the Company's common stock. Under the terms of the grant, the named executive officers each executed and delivered an interest bearing promissory note and stock pledge agreement to the Company in consideration for the purchase of the shares, as follows:

Named Executive Officer                              Amount           Interest Rate             Due Date
-----------------------                              ------           -------------             --------
  Richard J. Sullivan                              $1,375,000             6.0%             September 27, 2003

  Jerome C. Artigliere                                 57,750             6.0              September 27, 2003

  Michael E. Krawitz                                   57,750             6.0              September 27, 2003

  Kevin McLaughlin                                     30,250             6.0              September 27, 2003

  Peter Zhou                                           57,750             6.0              September 27, 2003

Directors                                              Amount         Interest Rate             Due Date
---------                                              ------         -------------             --------
  Richard S. Friedland                             $  236,500             6.0%             September 27, 2003

  Arthur F. Noterman                                  236,500             6.0              September 27, 2003

  Daniel E. Penni                                     236,500             6.0              September 27, 2003

  Constance K. Weaver                                 236,500             6.0              September 27, 2003

     Marc Sherman, the former Chief Executive Officer of Intellesale, Inc. and brother-in-law of Constance Weaver, a member of the Company's Board of Directors, has executed six promissory notes in the aggregate amount of $595,000. The promissory notes are due on demand and bear interest at the rate of 6% per annum. Mr. Sherman was also indebted to the Company under a mortgage note with a principal balance of $825,000. During 2001, the highest balance outstanding on the note was $345,119. The note, which had an interest rate equal to the prime rate published by the Wall Street Journal plus 1%, was paid in full in May 2001. In addition, Mr. Sherman is indebted to the Company under a non-interest bearing promissory note in the amount of $200,000, the proceeds of which were used by Mr. Sherman to acquire 100,000 shares of the Company's common stock. This note is due upon the sale of the Company's common stock by Mr. Sherman.

CHANGE IN CONTROL

     There are no arrangements known to the Company, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

     The Company has made previous filings under the Securities Act of 1933, as amended, or the Exchange Act, that incorporate future filings, including this Proxy Statement, in whole or in part. However, the following
"Performance Graph" and "Report of the Audit Committee" shall not be incorporated by reference into any such filings.

                              PERFORMANCE GRAPH

     The following performance graph compares the changes, for the period indicated, in the cumulative total value of $100 hypothetically invested in each of (a) the Company's common stock, (b) the Russell 2000 Stock Index,
(c) the Nasdaq Stock Market(R) and (d) the AMEX. Historically, the Company have included in its performance graph, various companies that the Company believed operated within its peer group. Due to the changes in the Company's business, the Company believes that the comparisons to the previous peer group data are no longer meaningful, and, as a result, has removed the information related to the peer group.


                           CUMULATIVE TOTAL RETURN
                         BASED ON INVESTMENT OF $100
                    DECEMBER 31, 1997 - DECEMBER 31, 2001



                                   [GRAPH]

                                                                  DOLLAR VALUE OF $100 INVESTMENT AT
                                                    -------------------------------------------------------------
                                                      12/31/96   12/31/97 12/31/98  12/31/99 12/31/00  12/31/01
                                                      --------   -------- --------  -------- --------  --------
The Company                                           $ 100.00   $ 85.71  $ 67.87   $142.86  $ 13.10   $  8.25
Russell 2000 Index                                    $ 100.00   $120.52  $116.37   $139.20  $133.35   $134.72
Nasdaq Stock Market Total Return Index                $ 100.00   $122.48  $172.68   $320.89  $193.01   $153.15
AMEX                                                  $ 100.00   $121.10  $121.05   $160.57  $154.13   $142.41

                        REPORT OF THE AUDIT COMMITTEE

     The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. The Committee is comprised of four Directors and operates under a written charter adopted by the Board of Directors. With the exception of Richard S. Friedland, who has acted as interim President and Chief Executive Officer of Advanced Power Solutions, Inc., a subsidiary the Company, since October 2001, all of the members of the Audit Committee are independent within the meaning of Rule 4200(a)(14) of the NASD listing standards. Management has the primary responsibility for the financial statements and the reporting process, including the Company's systems of internal controls. In fulfilling its responsibilities, the Committee reviewed the audited financial statements in the Annual Report on Form 10-K, as amended, with management, including a discussion of the quality and acceptability of the Company's financial reporting and controls.

     The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting standards, their judgments as to the quality and acceptability of the Company's financial reporting and such other matters as are required to be discussed with the Committee under generally accepted auditing standards, including the matters required to be discussed by SAS 61 (Communication with Audit Committees). In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the auditors' written disclosures required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

     The Committee also discussed with the Company's independent auditors the overall scope and plans for its audit. The Committee meets periodically with the independent auditors, with or without management present, to discuss the results of its examination, its evaluation of the Company's internal controls and the overall quality of the Company's financial reporting.

     In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, for filing with the Securities and Exchange Commission.

     Management is responsible for the Company's financial reporting process including its system of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company's independent auditors are responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. It is not the Committee's duty or responsibility to conduct auditing or accounting reviews or procedures. The members of the Committee may not be, and do not represent themselves to be or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, the Committee has relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on the Company's financial statements. The Committee's oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Committee's considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards or that the Company's independent accountants are in fact "independent."

     The Audit Committee is pleased to submit this report to the shareholders with regard to the above matters.

                                         Richard S. Friedland, Chairman
                                         Arthur F. Noterman
                                         Daniel E. Penni
                                         Constance K. Weaver

     APPROVAL OF AN AMENDMENT TO THE COMPANY'S 1999 FLEXIBLE STOCK PLAN
               AND RATIFICATION OF OPTIONS GRANTED THEREUNDER

                                  (ITEM 2)

     The Board of Directors has proposed an amendment to the 1999 Flexible Stock Plan (the "Plan") increasing the number of shares of common stock which may be issued under the Plan to 36,000,000. As of April 5, 2002, no shares are available under the Plan.

     The Plan currently permits the Company to issue 30,000,000 shares of common stock.

     The Plan is intended to attract, retain, motivate and reward employees and other individuals and to encourage ownership by employees and other individuals of the Company's common stock. The Plan provides for benefits to be awarded in the form of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares, Cash Awards, and Other Stock Based Awards, each of which is defined in the Amended and Restated 1999 Flexible Stock Plan attached hereto.

     Under the Plan, as amended, options which would allow the holders thereof to acquire a total of 12,287,000 shares of common stock have been granted in 2001 by the committee designated for such purpose. No further shareholder approval is required for the issuance of such options. However, shareholder ratification of such options at the Annual Meeting will allow the holders of these stock awards and options to have the benefit of Rule 16b-3 under the Exchange Act, which, among other things, exempts certain grants of options to officers and directors of the Company from the provisions of Section 16(b) of such Exchange Act.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE COMPANY'S 1999 FLEXIBLE STOCK PLAN AND RATIFICATION OF OPTIONS GRANTED UNDER THE COMPANY'S 1999 FLEXIBLE STOCK PLAN. UNLESS A CONTRARY CHOICE IS SPECIFIED, PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR APPROVAL OF THE AMENDMENT TO THE COMPANY'S FLEXIBLE STOCK PLAN AND RATIFICATION OF OPTIONS GRANTED UNDER THE COMPANY'S 1999 FLEXIBLE STOCK PLAN.

     Set forth below is a description of the essential features of the Plan as proposed to be amended. This description is subject to and qualified in its entirety by the full text of the Plan which is attached to this Proxy Statement as Exhibit A.

                           DESCRIPTION OF THE PLAN

NUMBER OF SHARES

     Under the proposed amendment, the number of shares of common stock which may be issued under the Plan shall be 36,000,000 shares. Such shares may be authorized but unissued shares, shares held in the Company's treasury, or both. If an option or SAR expires or is terminated, surrendered or canceled, without having been fully exercised, if Restricted Stock or Performance Shares are forfeited, or if any other grant results in shares of common stock not being issued, the shares covered by such option or SAR, grant of shares of Restricted Stock, Performance Shares or other grant, as the case may be, shall again be available for use under the Plan.

     If there is any change in the common stock of the Company by reason of any stock dividend, spin-off, split-up, spin-out, recapitalization, merger, consolidation, reorganization, combination or exchange of shares, the number of SARs and number and class of shares available for options and grants of Restricted Stock, Performance Shares and Other Stock Based Awards and the number of shares subject to any outstanding options, SARs, grants of Restricted Stock Performance Shares which are not yet vested, and Other Stock Based Awards, and the price thereof, as applicable, will be appropriately adjusted.

ADMINISTRATION

     The Plan is administered by a committee ("Committee"). The Committee shall consist of the Board, unless the Board appoints a Committee of two or more but less than all of the Board. If the Committee does not include the entire Board, it shall serve at the pleasure of the Board, which may from time to time appoint members in substitution for members previously appointed and fill vacancies, however caused, in the Committee.

     Subject to the express provisions of the Plan, the Committee has complete authority to: (i) determine when and to whom Benefits are granted and the type and amounts of Benefits; (ii) determine the terms, conditions and provisions of, and restrictions relating to, each Benefit granted;
(iii) interpret and construe the Plan and any agreement ("Agreement") evidencing and describing a Benefit; (iv) prescribe, amend and rescind rules and regulations relating to the Plan; (v) determine the form and contents of all Agreements; (vi) determine all questions relating to Benefits under the Plan; and (vii) take any other action which it considers necessary or appropriate for the administration of the Plan and to carry out the purposes of the Plan.

     Except as required by Rule 16b-3 with respect to Benefits granted to persons who are subject to Section 16 of the Exchange Act (consisting of directors and officers), the Committee may delegate its authority to any employee, employees or committee.

AMENDMENT, TERMINATION AND CHANGE IN CONTROL

     The Board may amend the Plan at any time. However, the Board may not amend the Plan without shareholder approval if such amendment (i) would cause options which are intended to qualify as Incentive Stock Options to fail to qualify as such, (ii) would cause the Plan to fail to meet the requirements of Rule 16b-3, or (iii) would violate applicable law. The Plan has no fixed termination date and shall continue in effect until terminated by the Board.

     The amendment or termination of the Plan will not adversely affect any Benefit granted prior to such amendment or termination. However, any Benefit may be modified or canceled by the Committee if and to the extent permitted by the Plan or Agreement or with the consent of the participant to whom such Benefit was granted.

     In the event of a Change in Control, as defined below, all Incentive Stock Options and Non-Qualified Stock Options shall become fully exercisable, all Stock Appreciation Rights shall become immediately payable, all Restricted Stock shall become vested, all Performance Shares shall be deemed fully earned, and all Cash Awards, Other Stock Based Awards, and other Benefits shall become fully vested, exercisable or payable. In addition, the Committee may, to the extent not inconsistent with the above, provide such protection as it deems necessary to maintain a participant's rights, including, without limitation: (i) providing for purchase of a benefit for an amount in cash equal to the amount which could have been attained upon the exercise or realization of such benefit; (ii) making such adjustment to the outstanding benefits as the Committee deems appropriate; and/or (iii) causing the outstanding benefits to be assumed, or new benefits substituted therefor, by the surviving corporation. "Change in Control" means: (a) the acquisition by any person or group, other than the Company and certain related entities, of more than 20% of the outstanding shares of common stock; (b) a change in the majority of the members of the Board during any two year period which is not approved by at least two-thirds of the members of the Board who were members at the beginning of the two year period; (c) a merger or consolidation involving the Company in which the shareholders of the Company prior to the effective date of the transaction do not have more than 50% of the voting power of the surviving entity immediately following the transaction; or (d) the liquidation or dissolution of the Company, or (e) a sale or other disposition of all or substantially all of its assets.

ELIGIBILITY FOR BENEFITS

     Benefits may be awarded to individuals selected by the Committee. Benefits may be awarded only to employees, members of the Board, employees and owners of entities which are not affiliates but which have a direct or indirect ownership interest in an employer, individuals who, and employees and owners of entities which, are customers or suppliers of an employer, individuals who, and employees and owners of entities which, render services to an employer, and individuals who, and employees and owners of entities which, have ownership or business affiliations with any individual or entity previously described.

TYPES OF BENEFITS

     Under the Plan, the Committee may grant a number of different types of Benefits. A summary of the principal characteristics of various types of Benefits which may be granted is set forth below.

     Stock Options. Two types of stock options may be granted under the Plan. Stock options intended to qualify for special tax treatment under
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") are referred to as "Incentive Stock Options," and options not intended to so qualify are referred to as "Non-Qualified Stock Options." In the case of Non-Qualified Stock Options, the option price shall be determined by the Committee but shall be no less than 85% of the fair market value of the shares of common stock on the date the option is granted, and, in the case of Incentive Stock Options, the price shall be determined by the Committee but shall be no less than the fair market value of the shares of common stock on the date the option is granted.

     The other terms of options shall be determined by the Committee. However, in the case of options intended to qualify as Incentive Stock Options, such terms must meet all requirements of Section 422 of the Code. Currently, such requirements are (i) the option must be granted within 10 years from the adoption of the Plan, (ii) the option may not have a term longer than 10 years, (iii) the option must be not transferable other than by will or the laws of descent and distribution and may be exercised only by the optionee during his/her lifetime, (iv) the maximum aggregate fair market value of common stock with respect to which such options are first exercisable by an optionee in any calendar year may not exceed $100,000; and (v) the option must be granted to an employee. In addition, if the optionee owns more than 10% of the Company's common stock or more than 10% of the total combined voting power of all classes of stock of any subsidiary, the option price must be at least 110% of fair market value of the shares of common stock on the date the option is granted, and the option may not have a term longer than five years.

     SARs. An SAR is the right to receive an amount equal to the appreciation in value of one share of common stock from the time the SAR is granted until the time the grantee elects to receive payment. Participants who elect to receive payment of SARs shall receive payment in cash, in common stock or in any combination of cash and common stock, as determined by the Committee. When SARs are granted in tandem with an Incentive Stock Option, the SARs must contain such terms and conditions as are necessary for the related option to qualify as an Incentive Stock Option. In addition, if SARs are granted in tandem with a stock option: the exercise of the option shall cause a correlative reduction in the SARs; and the payment of SARs shall cause a correlative reduction in the shares under the option.

     Restricted Stock. Restricted Stock is common stock which is subject to forfeiture until a period of time has elapsed or certain conditions have been fulfilled. Unless the Committee determines otherwise, shares of Restricted Stock shall be granted at a cost equal to par value (presently $.001 per share). Certificates representing shares of Restricted Stock shall bear a legend referring to the Plan, noting the risk of forfeiture of the shares and stating that such shares are non-transferable until all restrictions have been satisfied and the legend has been removed. As of the date Restricted Stock is granted, the grantee shall be entitled to full voting and dividend rights with respect to all shares of such stock.

     Performance Shares. Performance Shares are the right to receive common stock or cash equal to the fair market value of the common stock at a future date in accordance with the terms of the grant. Generally, such right shall be based upon the attainment of targeted profit and/or other performance objectives.

     Cash Awards. A Cash Award is a Benefit payable in cash. The maximum cash award that an individual who is subject to Section 16 of the Exchange Act may receive in any calendar year in the aggregate is the greater of $100,000 or 100% of his or her compensation (excluding any Cash Award) for such year.

     Other Stock Based Awards. An Other Stock Based Award is an award that is valued in whole or in part by reference to, or is otherwise based on, common stock.

GENERAL PROVISIONS APPLICABLE TO BENEFITS

     Under the Plan, the following provisions are applicable to one or more types of Benefits.

     Agreement and Terms of Benefits. The grant of any Benefit may be evidenced by an Agreement which describes the specific Benefit granted and the terms, conditions and provisions of, and restrictions relating to, such Benefit. Any Agreement shall contain such provisions as the Committee shall determine to be necessary, desirable and appropriate.

     Transferability. Unless otherwise specified in an agreement or permitted by the Committee, each Benefit shall be non-transferable other than by will or the laws of descent and distribution and shall be exercisable during a participant's lifetime only by him/her.

     Tandem Awards. Awards may be granted by the Committee in tandem. However, no Benefit may be granted in tandem with an Incentive Stock Option except SARs.

     Payment. Upon the exercise of an option or in the case of any other Benefit that requires a payment to the Company, payment may be made either
(i) in cash, including a so-called "cashless exercise," or (ii) with the consent of the Committee, (a) by the tender of shares of common stock having an aggregate fair market value equal to the amount due the Company, (b) in other property, (c) by the surrender of all or part of a Benefit (including the Benefit being exercised or acquired), or (d) by any combination of the foregoing.

     Dividend Equivalents. Grants of Benefits in common stock or common stock equivalents may include dividend equivalent payments or dividend credit rights.

     Deferral. The right to receive a Benefit may, upon the request of the request of the recipient, be deferred for such period and upon such conditions as the Committee may determine.


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     Withholding. At the time any Benefit is distributed under the Plan, the
Company may withhold, in cash or in shares of common stock, from such distribution any amount necessary to satisfy income withholding requirements applicable to such distribution.

     Limitation on Benefits. Under the Plan, the number of shares covered by options where the purchase price is no less than fair market value on the date of grant plus SARs which may be granted to any one individual in any calendar year shall not exceed 5,000,000.

RESTRICTIONS ON SHARES

     The Committee may require each person purchasing common stock pursuant to an option or receiving common stock pursuant to any other form of Benefit under the Plan to represent to and agree with the Company in writing that such person is acquiring the shares for investment and without a view to distribution or resale. In addition, shares issued under the Plan may be subject to restrictive agreements between the Company or a subsidiary and the participant. The Committee may require that a legend reflecting any restriction described above be placed on any certificate for shares.

              U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN

     The following is a summary of the U.S. federal income tax consequences of the Plan, based on current income tax laws, regulations and rulings.

INCENTIVE STOCK OPTIONS

     Subject to the effect of the Alternative Minimum Tax, discussed below, an optionee does not recognize income on the grant of an Incentive Stock Option. If an optionee exercises an Incentive Stock Option in accordance with the terms of the option and does not dispose of the shares acquired within two years from the date of the grant of the option nor within one year from the date of exercise, the optionee will not realize any income by reason of the exercise, and the Company will be allowed no deduction by reason of the grant or exercise. The optionee's basis in the shares acquired upon exercise will be the amount paid upon exercise. Provided the optionee holds the shares as a capital asset at the time of sale or other disposition of the shares, his/her gain or loss, if any, recognized on the sale or other disposition will be capital gain or loss. The amount of his/her gain or loss will be the difference between the amount realized on the disposition of the shares and his/her basis in the shares.

     If an optionee disposes of the shares within two years from the date of grant of the option or within one year from the date of exercise ("Early Disposition"), the optionee will realize ordinary income at the time of such Early Disposition which will equal the excess, if any, of the lesser of
(i) the amount realized on the Early Disposition, or (ii) the fair market value of the shares on the date of exercise, over the optionee's basis in the shares. The Company will be entitled to a deduction in an amount equal to such income. The excess, if any, of the amount realized on the Early Disposition of such shares over the fair market value of the shares on the date of exercise will be long-term or short-term capital gain, depending upon the holding period of the shares, provided the optionee holds the shares as a capital asset at the time of Early Disposition. If an optionee disposes of such shares for less than his/her basis in the shares, the difference between the amount realized and his/her basis will be a long-term or short-term capital loss, depending upon the holding period of the shares, provided the optionee holds the shares as a capital asset at the time of disposition.

     The excess of the fair market value of the shares at the time the Incentive Stock Option is exercised over the exercise price for the shares is an item of tax preference ("Stock Option Preference") which is discussed below.

NON-QUALIFIED STOCK OPTIONS

     Non-Qualified Stock Options do not qualify for the special tax treatment accorded to Incentive Stock Options under the Code. Although an optionee does not recognize income at the time of the grant of the option, he recognizes ordinary income upon the exercise of a Non-Qualified Option in an amount equal to the difference between the fair market value of the stock on the date of exercise of the option and the amount of cash paid for the stock.

     As a result of the optionee's exercise of a Non-Qualified Stock Option, the Company will be entitled to deduct as compensation an amount equal to the amount included in the optionee's gross income. The Company's deduction will be taken in the Company's taxable year in which the option is exercised.

     The excess of the fair market value of the stock on the date of exercise of a Non-Qualified Stock Option over the exercise price is not a Stock Option Preference.


                                     20

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SARS

     Recipients of SARs do not recognize income upon the grant of such rights. When a participant elects to receive payment of an SAR, he recognizes ordinary income in an amount equal to the cash and fair market value of shares of common stock received, and the Company is entitled to a deduction equal to such amount.

RESTRICTED STOCK; PERFORMANCE SHARES

     Grantees of Restricted Stock and Performance Shares do not recognize income at the time of the grant of such stock. However, when shares of Restricted Stock become free from any restrictions or when Performance Shares are paid, grantees recognize ordinary income in an amount equal to the fair market value of the stock on the date all restrictions are satisfied, less, in the case of Restricted Stock, the amount paid for the Stock. Alternatively, the grantee of Restricted Stock may elect to recognize income upon the grant of the stock and not at the time the restrictions lapse, in which case the amount of income recognized will be the fair market value of the stock on the date of grant. The Company will be entitled to deduct as compensation the amount includible in the grantee's income in its taxable year in which the grantee recognizes the income.

CASH AWARDS

     Cash Awards are taxable as ordinary income when received or constructively received by a participant. The Company is entitled to deduct the amount of a Cash Award when the award is taxable to the recipient.

TAXATION OF PREFERENCE ITEMS

     Section 55 of the Code imposes an Alternative Minimum Tax equal to the excess, if any, of (i) 26% of the optionee's "alternative minimum taxable income" up to $175,000 plus 28% of such income over $175,000 over
(ii) his/her "regular" U.S. federal income tax. Alternative minimum taxable income is determined by adding the optionee's Stock Option Preference and any other items of tax preference to the optionee's adjusted gross income and then subtracting certain allowable deductions and an exemption amount. The exemption amount is $35,750 for single taxpayers, $49,000 for married taxpayers filing jointly and $24,500 for married taxpayers filing separately. However, these exemption amounts are phased out beginning at certain levels of alternative minimum taxable income.

CHANGE OF CONTROL

     If there is an acceleration of the vesting or payment of Benefits and/or an acceleration of the exercisability of stock options upon a Change of Control, all or a portion of the accelerated benefits may constitute "Excess Parachute Payments" under Section 280G of the Code. The employee receiving an Excess Parachute Payment incurs an excise tax of 20% of the amount of the payment in excess of the employee's average annual compensation over the five calendar years preceding the year of the Change of Control, and the Company is not entitled to a deduction for such payment.

LIMITATION ON DEDUCTION

     Section 162(m) of the Code provides that no deduction will be allowed for certain remuneration with respect to a covered employee to the extent such remuneration exceeds $1,000,000. Under the regulations interpreting
Code Section 162(m), an employee is a covered employee if his/her compensation is required to be reported under the SEC's disclosure rules and he is employed as of the last day of the taxable year. Code Section 162(m) does not apply to: (a) compensation payable solely on account of the attainment of one or more performance goals if (i) the goals are determined by a committee of two or more outside directors, (ii) the material terms under which the remuneration will be paid, including the goals, is disclosed to shareholders and approved by a majority of the shareholders, and
(iii) except in the case of SARs and certain stock options (as described below), the committee certifies that the goals have been met; and (b) compensation payable under a binding contract in effect on February 17, 1993 which is not thereafter modified in any material respect. Compensation arising from SARs and stock options where the price from which appreciation is calculated or exercise price, as the case may be, is no less than fair market value on the date of grant constitute compensation on amount of attainment of a performance goal as long as the committee described above grants the SARs or options and the shareholders approve the maximum number of shares per participant over a specific time period. The $1,000,000 limitation is reduced by any remuneration subject to such limitation for which a deduction is disallowed under the Change of Control provisions set forth above.


                                     21

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SUMMARY ONLY

     The foregoing statement is only a summary of the U.S. federal income tax consequences of the Plan and is based on the Company's understanding of present U.S. federal tax laws and regulations.



                  APPROVAL OF AN AMENDMENT TO THE COMPANY'S
                   1999 EMPLOYEES STOCK PURCHASE PLAN AND
                 RATIFICATION OF OPTIONS GRANTED THEREUNDER


                                  (ITEM 3)

     The Board of Directors has proposed an amendment to the 1999 Employees Stock Purchase Plan (the "Stock Purchase Plan") increasing the number of shares of common stock which may be issued under the Stock Purchase Plan to 9,000,000. As of April 5, 2002, 1,261,689 shares are available under the Stock Purchase Plan, of which 1,738,311 have previously been granted by the Committee.

     The Stock Purchase Plan currently permits the Company to issue 3,000,000 shares of common stock.


     Under the Plan, as amended, options which would allow the holders thereof to acquire a total of 587,773 shares of common stock have been granted in 2001 by the committee designated for such purpose. No further shareholder approval is required for the issuance of such options. However, shareholder ratification of such options at the Annual Meeting will allow the holders of these stock awards and options to have the benefit of Rule 16b-3 under the Exchange Act, which, among other things, exempts certain grants of options to officers and directors of the Company from the provisions of Section 16(b) of such Exchange Act.


RECOMMENDATION OF THE BOARD OF DIRECTORS


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENTS TO THE COMPANY'S 1999 EMPLOYEES STOCK PURCHASE PLAN AND RATIFICATION OF OPTIONS GRANTED UNDER THE COMPANY'S 1999 EMPLOYEE STOCK PURCHASE PLAN. UNLESS A CONTRARY CHOICE IS SPECIFIED, PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR APPROVAL OF THE AMENDMENT TO THE COMPANY'S 1999 EMPLOYEES STOCK PURCHASE PLAN.


     Set forth below is a description of the essential features of the Stock Purchase Plan. This description is subject to and qualified in its entirety by the full text of the Stock Purchase Plan which is attached to this Proxy Statement as Exhibit B.

                           DESCRIPTION OF THE PLAN

     The Stock Purchase Plan provides for the granting of options
("Options") to employees of the Company and its subsidiaries who are eligible to participate in the Stock Purchase Plan and who elect to participate ("Participants"). The Stock Purchase Plan is intended to qualify as an "Employee Stock Purchase Plan" under Section 423 of the Code.

     Options granted under the Stock Purchase Plan are not transferable other than by will or under the laws of descent and distribution and are exercisable, during the Participant's lifetime, only by him/her.

NUMBER OF SHARES

     Under the proposed amendment, the number of shares for which Options may be granted under the Stock Purchase Plan shall be 9,000,000 shares of Common Stock. Such shares may be authorized but unissued shares, shares held in the Company's treasury, or both.

     If the Common Stock of the Company is changed by reason of any stock dividend, spin-off, split-up, recapitalization, merger, consolidation, reorganization, combination or exchange of shares, the number and class of shares available for Options and the price of such shares, as applicable, shall be appropriately adjusted.

ADMINISTRATION

     The Stock Purchase Plan is administered by a committee ("Committee"). The Committee shall consist of the Board, unless the Board appoints a Committee of two or more but less than all of the Board. If the Committee does not include the entire Board, it shall serve at the pleasure of the Board, which may from time to time appoint members in substitution for members previously appointed and fill vacancies, however caused, in the Committee.

     Subject to the express provisions of the Stock Purchase Plan, the Committee has authority to: (i) determine when and to whom Options are granted; (ii) determine the terms and conditions of each offering, as defined below; (iii) interpret the Stock Purchase Plan; (iv) prescribe, amend, and rescind rules and regulations relating to the Stock Purchase Plan; and (v) take any other action which it considers necessary or appropriate for the administration of the Stock Purchase Plan.

AMENDMENT OR TERMINATION

     The Board may amend or terminate the Stock Purchase Plan at any time. However, the Board may not amend the Stock Purchase Plan without shareholder approval if such amendment (i) would cause the Stock Purchase Plan to


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fail to meet the requirements of Code Section 423 or (ii) would violate applicable law or administrative regulation or rule. No such amendment or termination may adversely affect any Option previously granted.

ELIGIBILITY FOR PARTICIPATION

     The Committee determines which entities among the Company and its subsidiaries are eligible to participate in each offering. Generally, if any of an entity's employees are eligible to participate in an offering, all of its employees must be eligible. However, the Committee may, in its sole discretion, exclude from participation in any offering: (i) employees who have been employed for less than two years; (ii) employees whose customary employment is 20 hours or less per week; (iii) employees whose customary employment is for not more than five months in any calendar year; and
(iv) highly compensated employees (within the meaning of Section 414(q) of the Code). In addition, no employee may be granted an Option: (i) if immediately after the grant of the Option the employee would own, within the meaning of
Section 423(b)(3) of the Code, stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary; or (ii) which permits the employee's rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds $25,000 of fair market value of such stock, determined at the time the Option is granted, for any calendar year.

OFFERINGS UNDER THE STOCK PURCHASE PLAN

     The Committee shall select each date for the granting of Options to purchase shares under the Stock Purchase Plan ("Offering"). Each Offering will commence on such date and continue for a period set by the Committee ("Offering Period").

     The Committee determines all of the terms and conditions of each Offering, including the entities whose employees may participate in the Offering, whether any employees of any such entity who may be excluded are to be excluded, the number of shares to be offered, the maximum number of shares any Participant may purchase, each date Options are exercised ("Exercise Date"), the length of the Offering Period, the price per share to be paid by the Participant ("Exercise Price"), and whether interest will be paid on Participants' Accounts, as defined below. The Exercise Price may not be less than the lower of: (i) 85% of the fair market value of the shares on the date the Option is granted; or (ii) 85% of the fair market value of the shares on the date the Option is exercised.

     Each eligible employee may elect to participate in the Stock Purchase Plan as of a date determined by the Committee ("Entry Date") and become a Participant by delivering to the Company an executed agreement in the form approved by the Committee. Payment for the shares is made (i) through payroll deductions, and (ii) if permitted by the Committee, by separate cash payments and in shares of Common Stock to be valued on the Exercise Date. An account ("Account") is established on the books of the Company in the name of each Participant. All payroll deductions, separate cash payments or tenders of shares made by or on behalf of such Participant are credited to the Account.

     A Participant's Option is automatically exercised on each Exercise Date for that number of full shares which may be purchased at the applicable Exercise Price with the aggregate payroll deductions and, if permitted by the Committee, separate cash payments and tendered shares as of the Exercise Date, unless the Participant withdraws from the Stock Purchase Plan. Any balance remaining in the Participant's Account after any exercise of an Option remains in such Account unless the Offering is over, in which case it is refunded to the Participant.

     A Participant may withdraw from the Stock Purchase Plan at such times and upon such conditions as the Committee may determine.

     In the event of a Participant's retirement, death or other termination of employment, the amount in his/her Account shall be applied as of the next Exercise Date to purchase Common Stock unless the employee, or, in the event of his/her death, his/her successor, requests that the amount in his/her Account be refunded. However, if the retirement, death or other termination of employment occurs more than three months prior to the next Exercise Date, such amount shall automatically be refunded.

     An employee of a subsidiary of the Company which ceases to be a subsidiary will be deemed to have terminated his/her employment as of the date such corporation ceases to be a subsidiary unless, as of such date, the employee becomes an employee of the Company or a subsidiary of the Company whose employees are eligible to participate in the Offering.

              U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN

     The amount which a Participant contributes to the Stock Purchase Plan through payroll deductions or otherwise is not deductible by the Participant for U.S. federal income tax purposes. The Participant does not recognize income

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

on either the granting or exercise of an Option. However, if the acquired shares are sold within two years from the date the Option was granted or within one year from the date the shares were purchased, he/she will recognize ordinary income equal to the difference between the fair market value of the shares on the Exercise Date over the Exercise Price. Any further gain is a capital gain. The tax basis in any such shares, for purposes of computing gain or loss upon their disposition, will be the fair market value of the shares on the Exercise Date. The early disposition of the shares by the Participant entitles the Company to a deduction to the extent that any gain to the Participant is treated as ordinary income.

     If the Participant sells the shares more than two years after the Option was granted and more than one year after the shares were purchased, or if the Participant dies without having disposed of the shares, the Participant will recognize ordinary income in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date the Option was granted over the Exercise Price, or (ii) the excess of the fair market value of the shares on the date of disposition or death over the Exercise Price. Any further gain is a capital gain. Any loss is treated as a capital loss. The basis of the shares will be the sum of the Exercise Price and the amount of any such recognized income. The Company will have no tax consequences.

     Any interest on the Participant's funds held by the Company which is paid to the Participant is ordinary income to the Participant.

SUMMARY ONLY

     The foregoing statement is only a summary of the U.S. Federal income tax consequences of the Plan and is based on the Company's understanding of present U.S. federal tax laws and regulations.


  APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE THE NUMBER
                    OF AUTHORIZED SHARES OF COMMON STOCK

                                  (ITEM 4)

     The Company's shareholders are asked to act upon a proposal to amend the Company's Second Restated Articles of Incorporation, as amended, to increase the number of authorized shares of common stock from 345,000,000 shares to 435,000,000 shares. Pursuant to this proposal, the first sentence of Article Three of the Company's Second Restated Articles of Incorporation, as amended, is amended in its entirety to read as follows:

         The aggregate number of shares of all classes of stock which the Corporation shall have authority to issue is Four Hundred Forty Million (440,000,000) shares, of which Five Million (5,000,000) shares shall be preferred stock ("Preferred Stock") having a par value of $10.00 per share and Four Hundred Thirty-Five Million (435,000,000) shares shall be common stock ("Common Stock") having a par value of $.001 per share.

     The Company's Second Restated Articles of Incorporation, as amended, currently authorizes the Company to issue up to 345,000,000 shares of common stock and 5,000,000 shares of preferred stock. As of April 5, 2002, the Company had outstanding 268,604,867 shares of common stock. The Board of Directors believes the proposed increase in the authorized number of shares of common stock is necessary to provide the Company with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing environment.

     The additional shares of common stock would be available for issuance from time to time and for such purposes as the Board of Directors may deem advisable without further action by the shareholders, except as may be required by applicable laws or regulations. These purposes may include acquisitions of property and securities, additional stock dividends, stock splits, retirement of indebtedness, employee benefit programs, corporate business combinations or other corporate purposes. The Board of Directors has no immediate plans or commitments to issue any additional shares of common stock in excess of the amount currently authorized. However, the Board of Directors believes that an increase in the number of authorized shares would provide the Company with the ability to issue such additional new shares of common stock should the opportunity be presented in the future.

     Each additional share of common stock authorized by the amendment to the Article Three of the Amended Articles of Incorporation described in this proposal would have the same rights and privileges under the Amended Articles of Incorporation as each share of common stock currently authorized. Shareholders have no preemptive rights with respect to common stock and the issuance of common stock, other than on a pro-rata basis, would result in dilution of a shareholder's interest.

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RECOMMENDATION OF THE BOARD OF DIRECTORS

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE AMENDED ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 345,000,000 SHARES TO 435,000,000 SHARES. UNLESS A CONTRARY CHOICE IS SPECIFIED, PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR APPROVAL OF THE AMENDMENT TO THE AMENDED ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

                        DESCRIPTION OF CAPITAL STOCK

AUTHORIZED CAPITAL

     The Company's authorized capital stock consists of 345,000,000 shares of common stock, $.001 par value, and 5,000,000 shares of preferred stock, $10.00 par value. Holders of the Company's common stock have no preemptive or other subscription rights.

COMMON STOCK

     As of April 5, 2002, there were 268,604,867 shares of the Company's common stock outstanding and approximately 2,108 holders of record of the Company's common stock.

     The holders of the Company's common stock are entitled to one vote per share on all matters submitted to a vote of the shareholders. Holders of the Company's common stock do not have cumulative voting rights. Therefore, holders of more than 50% of the shares of the Company's common stock are able to elect all directors eligible for election each year. The holders of common stock are entitled to dividends and other distributions out of assets legally available if and when declared by the Company's board of directors. Upon the Company's liquidation, dissolution or winding up, the holders of the Company's common stock are entitled to share pro rata in the distribution of all of the Company's assets remaining available for distribution after satisfaction of all liabilities, including any prior rights of any preferred stock which may be outstanding. There are no redemption or sinking fund provisions applicable to the Company's common stock.

     The transfer agent and registrar for the common stock is The Registrar and Transfer Co.

PREFERRED STOCK

     Series C Convertible Preferred Stock.

     As of April 5, 2002, there were no shares of Series C preferred stock outstanding. The initial purchase price of the 26,000 shares of Series C preferred stock originally issued and the related warrants was an aggregate of $20 million. All of the shares of Series C preferred stock originally issued have been converted into shares of the Company's common stock. The detailed terms of the Series C preferred stock are set forth in the certificate of designation relating to the Series C preferred stock.

     Other Preferred Stock

     Additional series of preferred stock may be created and issued from time to time by the Company's board of directors, with such rights and preferences as it may determine. Because of its broad discretion with respect to the creation and issuance of any series of preferred stock without shareholder approval, the Company's board of directors could adversely affect the voting power of the Company's common stock. The issuance of preferred stock may also have the effect of delaying, deferring or preventing a change in control of the Company.

OPTIONS AND WARRANTS

     As of April 5, 2002, there were:

          o issued and outstanding warrants to purchase 3,561,414 shares of the Company's common stock at a weighted average exercise price of $0.96 per share;

          o warrants issued in connection with the sale of Series C preferred stock to purchase up to 800,000 shares of the Company's common stock at $4.73 per share over the next five years, subject to adjustment; and

          o options held by the Company's employees and others to purchase 30,643,275 shares of the Company's common stock at a weighted average exercise price of $0.83 per share.

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

     All of the warrants are currently exercisable. Of the outstanding options, 21,372,121 options are now exercisable at a weighted average exercise price of $0.98 per share, and the rest become exercisable at various times over the next three years.

     The exercise price of the warrants issued in connection with the Series C preferred stock is $4.73 per share, subject to adjustment upon:

          o the issuance of shares of common stock, or options or other rights to acquire common stock, at an issuance price lower than the exercise price under the warrants;

          o the declaration or payment of a dividend or other distribution on the Company's common stock;

          o issuance of any other of the Company's securities on a basis which would otherwise dilute the purchase rights granted by the warrants.

     The exercise price may be paid in cash, in shares of common stock or by surrendering other warrants.

                            SHAREHOLDER PROPOSALS

     Pursuant to the applicable rules under the Exchange Act, some shareholder proposals may be eligible for inclusion in the Company's 2003 Proxy Statement. Proposals by shareholders intended to be included in the Company's 2003 Proxy Statement must be submitted in writing to the Secretary of the Company no later than December 25, 2002. Shareholders interested in submitting such a proposal are advised to contact knowledgeable counsel with regard to the detailed requirements of such securities rules. Proposals by shareholders to be presented at the Company's 2003 Annual Meeting (but not intended to be included in the Company's 2003 Proxy Statement) must be submitted in writing to the Secretary of the Company no earlier than January 24, 2003 but no later than February 23, 2003, in accordance with the Company's bylaws. Otherwise, the proxies named by the Company's Board of Directors may exercise discretionary voting authority with respect to the shareholder proposal, without any discussion of the proposal in the Company's proxy material.

                            INDEPENDENT AUDITORS

     PricewaterhouseCoopers LLP has audited the Company's consolidated financial statements since the year ended December 31, 1998. Audit services of PricewaterhouseCoopers LLP in 2001 included the examination of the consolidated financial statements of the Company, certain services relating to filings with the Securities and Exchange Commission as well as certain services relating to the Company's consolidated quarterly reports. A representative of PricewaterhouseCoopers LLP is not expected to be present at the Meeting. The Company will gather any questions for PricewaterhouseCoopers LLP raised at the Meeting and will provide them to PricewaterhouseCoopers LLP after the Meeting for its response.

AUDIT AND NON-AUDIT FEES

     For the fiscal year ended December 31, 2001, fees for services provided by PricewaterhouseCoopers LLP were as follows:

                                                      (Dollars in thousands)
     A.   Audit Fees                                          $392.1
     B.   Financial Information Systems                           --
          Design and Implementation
     C.   All Other (acquisition and divestiture support
          and other services)                                  399.2
                                                              ------
                                                              $791.3
                                                              ======

                                OTHER MATTERS

     Financial Statements. The Company's consolidated financial statements for the year ended December 31, 2001 are included in the Company's 2001 Annual Report to Shareholders. Copies of the Annual Report are being sent to the Company's shareholders concurrently with the mailing of this Proxy Statement. The Annual Report does not form any part of the material for the solicitation of proxies.

     Other Matters. At the date hereof, there are no other matters which the Board of Directors intends to present or has reason to believe others will present at the Meeting. If other matters come before the Meeting, the persons named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters.

     Proxy Solicitation. The expense of solicitation of proxies will be borne by the Company.

Proxies may be solicited by certain of the Company's directors, officers and other employees, without additional compensation, personally or by written communication, telephone or other electronic means. The Company is required to request brokers and nominees who hold stock in their name to furnish the Company's proxy material to beneficial owners of the stock and will reimburse such brokers and nominees for their reasonable out-of-pocket expenses in so doing.

     The form of proxy and this Proxy Statement have been approved by the Board of Directors and are being mailed and delivered to shareholders by its authority.


                                             /s/ Richard J. Sullivan


                                             RICHARD J. SULLIVAN
                                             Secretary

Palm Beach, Florida
May 1, 2002

                                                                   EXHIBIT A










                       APPLIED DIGITAL SOLUTIONS, INC.



                          1999 FLEXIBLE STOCK PLAN

                   (AS AMENDED THROUGH SEPTEMBER 1, 2000)

                       APPLIED DIGITAL SOLUTIONS, INC.

                          1999 FLEXIBLE STOCK PLAN
                   (AS AMENDED THROUGH SEPTEMBER 1, 2000)

                              TABLE OF CONTENTS

                                                                       Page
                                                                       ----

1. NAME AND PURPOSE                                                     A-1
         1.1. Name......................................................A-1
         1.2. Purpose...................................................A-1

2. DEFINITIONS OF TERMS AND RULES OF CONSTRUCTION                       A-1
         2.1. General Definitions.......................................A-1
                  2.1.1. Affiliate......................................A-1
                  2.1.2. Agreement......................................A-1
                  2.1.3. Benefit........................................A-1
                  2.1.4. Board..........................................A-1
                  2.1.5. Cash Award.....................................A-1
                  2.1.6. Change of Control..............................A-1
                  2.1.7. Code...........................................A-2
                  2.1.8. Company........................................A-3
                  2.1.9. Committee......................................A-3
                  2.1.10. Common Stock..................................A-3
                  2.1.11. Effective Date................................A-3
                  2.1.12. Employee......................................A-3
                  2.1.13. Employer......................................A-3
                  2.1.14. Exchange Act..................................A-3
                  2.1.15. Fair Market Value.............................A-3
                  2.1.16. Fiscal Year...................................A-3
                  2.1.17. ISO...........................................A-3
                  2.1.18. NQSO..........................................A-3
                  2.1.19. Option........................................A-3
                  2.1.20. Other Stock Based Award.......................A-3
                  2.1.21. Parent........................................A-3
                  2.1.22. Participant...................................A-4
                  2.1.23. Performance Based Compensation................A-4
                  2.1.24. Performance Share.............................A-4
                  2.1.25. Plan..........................................A-4
                  2.1.26. Reload Option.................................A-4
                  2.1.27. Restricted Stock..............................A-4
                  2.1.28. Rule 16b-3....................................A-4
                  2.1.29. SEC...........................................A-4
                  2.1.30. Share.........................................A-4
                  2.1.31. SAR...........................................A-4
                  2.1.32. Subsidiary....................................A-4
         2.2. Other Definitions.........................................A-5
         2.3. Conflicts.................................................A-5

3. COMMON STOCK                                                         A-5
         3.1. Number of Shares..........................................A-5

         3.2. Reusage...................................................A-5
         3.3. Adjustments...............................................A-5

4. ELIGIBILITY                                                          A-5
         4.1. Determined By Committee...................................A-5

5. ADMINISTRATION                                                       A-5
         5.1. Committee.................................................A-5
         5.2. Authority.................................................A-6
         5.3. Delegation................................................A-6
         5.4. Determination.............................................A-6

6. AMENDMENT                                                            A-6
         6.1. Power of Board............................................A-6
         6.2. Limitation................................................A-6

7. TERM AND TERMINATION                                                 A-7
         7.1. Term......................................................A-7
         7.2. Termination...............................................A-7

8. MODIFICATION OR TERMINATION OF BENEFITS                              A-7
         8.1. General...................................................A-7
         8.2. Committee's Right.........................................A-7

9. CHANGE OF CONTROL                                                    A-7
         9.1. Vesting and Payment.......................................A-7
         9.2. Other Action..............................................A-7

10. AGREEMENTS AND CERTAIN BENEFITS                                     A-8
         10.1. Grant Evidenced by Agreement.............................A-8
         10.2. Provisions of Agreement..................................A-8
         10.3. Transferability..........................................A-8

11. REPLACEMENT AND TANDEM AWARDS                                       A-8
         11.1. Replacement..............................................A-8
         11.2. Tandem Awards............................................A-8

12. PAYMENT, DIVIDENDS, DEFERRAL AND WITHHOLDING                        A-8
         12.1. Payment..................................................A-8
         12.2. Dividend Equivalents.....................................A-9
         12.3. Deferral.................................................A-9
         12.4. Withholding..............................................A-9

13. OPTIONS                                                             A-9
         13.1. Types of Options.........................................A-9
         13.2. Grant of ISOs and Option Price...........................A-9
         13.3. Other Requirements for ISOs..............................A-9
         13.4. NQSOs....................................................A-9
         13.5. Determination by Committee...............................A-9

14. SARS                                                               A-10
         14.1. Grant and Payment.......................................A-10
         14.2. Grant of Tandem Award...................................A-10
         14.3. ISO Tandem Award........................................A-10
         14.4. Payment of Award........................................A-10

15. ANNUAL LIMITATIONS                                                 A-10
         15.1. Limitation on Options and SARs..........................A-10
         15.2. Computations............................................A-10

16. RESTRICTED STOCK AND PERFORMANCE SHARES                            A-10
         16.1. Restricted Stock........................................A-10
         16.2. Cost of Restricted Stock................................A-10
         16.3. Non-Transferability.....................................A-10
         16.4. Performance Shares......................................A-11
         16.5. Grant...................................................A-11

17. CASH AWARDS                                                        A-11
         17.1. Grant...................................................A-11
         17.2. Rule 16b-3..............................................A-11
         17.3. Restrictions............................................A-11

18. OTHER STOCK BASED AWARDS AND OTHER BENEFITS                        A-11
         18.1. Other Stock Based Awards................................A-11
         18.2. Other Benefits..........................................A-11

19. MISCELLANEOUS PROVISIONS                                           A-11
         19.1. Underscored References..................................A-11
         19.2. Number and Gender.......................................A-11
         19.3. Unfunded Status of Plan.................................A-11
         19.4. Termination of Employment...............................A-12
         19.5. Designation of Beneficiary..............................A-12
         19.6. Governing Law...........................................A-12
         19.7. Purchase for Investment.................................A-12
         19.8. No Employment Contract..................................A-12
         19.9. No Effect on Other Benefits.............................A-12

                       APPLIED DIGITAL SOLUTIONS, INC.

                          1999 FLEXIBLE STOCK PLAN
                   (AS AMENDED THROUGH SEPTEMBER 1, 2000)

1.       NAME AND PURPOSE
         ----------------

         1.1.     Name.
                  ----

                  The name of this Plan is the "Applied Digital Solutions, Inc. 1999 Flexible Stock Plan."

         1.2.     Purpose.
                  -------

                  The Company has established this Plan to attract, retain, motivate and reward Employees and other individuals, to encourage ownership of the Company's Common Stock by Employees and other individuals, and to promote and further the best interests of the Company by granting cash and other awards. This Plan is intended to be "Broadly Based" (as such term is used for purposes of rules promulgated by The National Association of Securities Dealers).

2.       DEFINITIONS OF TERMS AND RULES OF CONSTRUCTION
         ----------------------------------------------

         2.1.     General Definitions.
                  -------------------

                  The following words and phrases, when used in the Plan, unless otherwise specifically defined or unless the context clearly otherwise requires, shall have the following respective meanings:

                  2.1.1.   Affiliate.
                           ---------

                           A Parent or Subsidiary of the Company.

                  2.1.2.   Agreement.
                           ---------

                           The document which evidences the grant of any Benefit under the Plan and which sets forth the Benefit and the terms, conditions and provisions of, and restrictions relating to, such Benefit.

                  2.1.3.   Benefit.
                           -------

                           Any benefit granted to a Participant under the Plan.

                  2.1.4.   Board.
                           -----

                           The Board of Directors of the Company.

                  2.1.5.   Cash Award.
                           ----------

                           A Benefit payable in the form of cash.

                  2.1.6.   Change of Control.
                           -----------------

                           The occurrence of any of the following:

                  (a) An acquisition of any Common Stock or other voting securities of the Company entitled to vote generally for the election of directors (the "Voting Securities") by any "Person" or "Group" (as each such term is used for purposes of Section 13(d) or 14(d) of the Exchange Act), immediately after which such Person or Group, as the case may be, has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 20% of the then outstanding shares of Common Stock or the combined voting power of the Company's then outstanding Voting Securities; provided, however, that in determining whether a Change of Control has occurred, shares of Common Stock or Voting Securities that are acquired in a Non-Control Acquisition (as defined below) shall not constitute an acquisition which would cause a Change of Control. A "Non-Control Acquisition" shall mean an acquisition by (i) the Company, (ii) any

         Subsidiary or (ii) any employee benefit plan maintained by the Company or any Subsidiary, including a trust forming part of any such plan (an "Employee Benefit Plan");

                  (b) When, during any 2-year period, individuals who, at the beginning of the 2-year period, constitute the Board (the "Incumbent Board"), cease for any reason to constitute at least 50% of the members of the Board; provided, however, that (i) if the election or nomination for election by the Company's shareholders of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes hereof, be deemed to be a member of the Incumbent Board; and
         (ii) no individual shall be deemed to be a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person or Group other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest;

                  (c)      The consummation of:

                           (i)      a merger, consolidation or
                  reorganization involving the Company or any Subsidiary, unless the merger, consolidation or reorganization is a Non-Control Transaction. A "Non-Control Transaction" shall mean a merger, consolidation or reorganization of the Company or any Subsidiary where:

                                    (A)      the shareholders of the Company
                           immediately prior to the merger, consolidation or reorganization own, directly or indirectly, immediately following such merger, consolidation or reorganization, at least 50% of the combined voting power of the outstanding voting securities of the corporation resulting from such merger, consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Common Stock or Voting Securities, as the case may be, immediately prior to the merger, consolidation or reorganization,

                                    (B)      the individuals who were members
                           of the Incumbent Board immediately prior to the execution of the agreement providing for the merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation, or a corporation beneficially owning, directly or indirectly, a majority of the voting securities of the Surviving Corporation, and

                                    (C)      no Person or Group, other than
                           (1) the Company, (2) any Subsidiary, (3) any
                           Employee Benefit Plan or (4) any other Person or Group who, immediately prior to the merger, consolidation or reorganization, had Beneficial Ownership of not less than 20% of the then outstanding Voting Securities or Common Stock, has Beneficial Ownership of 20% or more of the combined voting power of the Surviving Corporation's then outstanding voting securities or common stock;

                  (d) A complete liquidation or dissolution of the Company; or

                  (e) The sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

                  Notwithstanding the foregoing, a Change of Control shall not be deemed to have occurred solely because any Person or Group (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the then outstanding Voting Securities or Common Stock of the Company as a result of an acquisition of Voting Securities or Common Stock by the Company which, by reducing the number of shares of Voting Securities or Common Stock then outstanding, increases the proportional number of shares beneficially owned by the Subject Person; provided, however, that if a Change of Control would have occurred (but for the operation of this sentence) as a result of the acquisition of Voting Securities or Common Stock by the Company, and after such acquisition by the Company, the Subject Person becomes the beneficial owner of any additional shares of Voting Securities or Common Stock, which increases the percentage of the then outstanding shares of Voting Securities or Common Stock beneficially owned by the Subject Person, then a Change of Control shall be deemed to have occurred.

                  2.1.7.   Code.
                           ----

                           The Internal Revenue Code of 1986, as amended. Any reference to the Code includes the regulations promulgated pursuant to the Code.

                  2.1.8.   Company.
                           -------

                           Applied Digital Solutions, Inc.

                  2.1.9.   Committee.
                           ---------

                           The Committee described in Section 5.1.

                  2.1.10.  Common Stock.
                           ------------

                           The Company's common stock which presently has a par value of $.001 per Share.

                  2.1.11.  Effective Date.
                           --------------

                           The date that the Plan is approved by the shareholders of the Company which must occur within one year before or after approval by the Board. Any grants of Benefits prior to the approval by the shareholders of the Company shall be void if such approval is not obtained.

                  2.1.12.  Employee.
                           --------

                           Any person employed by the Employer.

                  2.1.13.  Employer.
                           --------

                           The Company and all Affiliates.

                  2.1.14.  Exchange Act.
                           ------------

                           The Securities Exchange Act of 1934, as amended.

                  2.1.15.  Fair Market Value.
                           -----------------

                           The closing price of Shares on the Nasdaq
         National Market on a given date, or, in the absence of sales on a given date, the closing price on the Nasdaq National Market on the last day on which a sale occurred prior to such date.

                  2.1.16.  Fiscal Year.
                           -----------

                           The taxable year of the Company which is the calendar year.

                  2.1.17.  ISO.
                           ---

                           An Incentive Stock Option as defined in Section 422 of the Code.

                  2.1.18.  NQSO.
                           ----

                           A non-qualified stock Option, which is an Option that does not qualify as an ISO.

                  2.1.19.  Option.
                           ------

                           An option to purchase Shares granted under the Plan.

                  2.1.20.  Other Stock Based Award.
                           -----------------------

                           An award under Section 18 that is valued in whole or in part by reference to, or otherwise based on, Common Stock.

                  2.1.21.  Parent.
                           ------

                           Any corporation (other than the Company or a Subsidiary) in an unbroken chain of corporations ending with the Company, if, at the time of the grant of an Option or other Benefit, each of the corporations (other than the

         Company) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                  2.1.22.  Participant.
                           -----------

                           An individual who is granted a Benefit under the Plan. Benefits may be granted only to Employees, members of the Board, employees and owners of entities which are not Affiliates but which have a direct or indirect ownership interest in an Employer or in which an Employer has a direct or indirect ownership interest, individuals who, and employees and owners of entities which, are customers and suppliers of an Employer, individuals who, and employees and owners of entities which, render services to an Employer, and individuals who, and employees and owners of entities, which have ownership or business affiliations with any individual or entity previously described.

                  2.1.23.  Performance Based Compensation.
                           ------------------------------

                           Compensation which meets the requirements of
         Section 162(m)(4)(C) of the Code.

                  2.1.24.  Performance Share.
                           -----------------

                           A Share awarded to a Participant under Section 16 of the Plan.

                  2.1.25.  Plan.
                           ----

                           The Applied Digital Solutions, Inc. 1999 Flexible Stock Plan and all amendments and supplements to it.

                  2.1.26.  Reload Option.
                           -------------

                           An Option to purchase the number of Shares used by a Participant to exercise an Option and to satisfy any withholding requirement incident to the exercise of such Option.

                  2.1.27.  Restricted Stock.
                           ----------------

                           Shares issued under Section 15 of the Plan.

                  2.1.28.  Rule 16b-3.
                           ----------

                           Rule 16b-3 promulgated by the SEC, as amended, or any successor rule in effect from time to time.

                  2.1.29.  SEC.
                           ---

                           The Securities and Exchange Commission.

                  2.1.30.  Share.
                           -----

                           A share of Common Stock.

                  2.1.31.  SAR.
                           ---

                           A stock appreciation right, which is the right to receive an amount equal to the appreciation, if any, in the Fair Market Value of a Share from the date of the grant of the right to the date of its payment.

                  2.1.32.  Subsidiary.
                           ----------

                           Any corporation, other than the Company, in an unbroken chain of corporations beginning with the Company if, at the time of grant of an Option or other Benefit, each of the corporations, other than the last corporation in the unbroken chain, owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         2.2.     Other Definitions.
                  -----------------

                  In addition to the above definitions, certain words and phrases used in the Plan and any Agreement may be defined in other portions of the Plan or in such Agreement.

         2.3.     Conflicts.
                  ---------

                  In the case of any conflict in the terms of the Plan relating to a Benefit, the provisions in the section of the Plan which specifically grants such Benefit shall control those in a different section. In the case of any conflict between the terms of the Plan relating to a Benefit and the terms of an Agreement relating to a Benefit, the terms of the Plan shall control.

3.       COMMON STOCK
         ------------

         3.1.     Number of Shares.
                  ----------------

                  The number of Shares which may be issued or sold or for which Options, SARs or Performance Shares may be granted under the Plan shall be 17,000,000 Shares, plus an annual increase, effective as of the first day of each calendar year, commencing with 2001, equal to 10% of the number of outstanding Shares as of the first day of such calendar year, but in no event more than 30,000,000 Shares in the aggregate. Such Shares may be authorized but unissued Shares, Shares held in the treasury, or both. The full number of Shares available may be used for any type of Option or other Benefit; provided, however, that the number of Shares that may be issued under ISOs shall not exceed 15,000,000.

         3.2.     Reusage.
                  -------

                  If an Option or SAR expires or is terminated, surrendered, or canceled without having been fully exercised, if Restricted Shares or Performance Shares are forfeited, or if any other grant results in any Shares not being issued, the Shares covered by such Option or SAR, grant of Restricted Shares, Performance Shares or other grant, as the case may be, shall again be available for use under the Plan. Any Shares which are used as full or partial payment to the Company upon exercise of an Option or for any other Benefit that requires a payment to the Company shall be available for purposes of the Plan.

         3.3.     Adjustments.
                  -----------

                  If there is any change in the Common Stock of the Company by reason of any stock dividend, spin-off, split-up, spin-out, recapitalization, merger, consolidation, reorganization, combination or exchange of shares, or otherwise, the number of SARs and number and class of shares available for Options and grants of Restricted Stock, Performance Shares and Other Stock Based Awards and the number of Shares subject to outstanding Options, SARs, grants of Restricted Stock which are not vested, grants of Performance Shares which are not vested, and Other Stock Based Awards, and the price thereof, as applicable, shall be appropriately adjusted by the Committee.

4.       ELIGIBILITY
         -----------

         4.1.     Determined By Committee.
                  -----------------------

                  The Participants and the Benefits they receive under the Plan shall be determined solely by the Committee. In making its determinations, the Committee shall consider past, present and expected future contributions of Participants and potential Participants to the Employer, including, without limitation, the performance of, or the refraining from the performance of, services. Unless specifically provided otherwise herein, all determinations of the Committee in connection with the Plan or an Agreement shall be made in its sole discretion.

5.       ADMINISTRATION
         --------------

         5.1.     Committee.
                  ---------

                  The Plan shall be administered by the Committee. The Committee shall consist of the Board, unless the Board appoints a Committee of two or more but less than all of the Board. If the Committee does not include the entire Board, it shall serve at the pleasure of the Board, which may from time to time appoint members in substitution for members previously appointed and fill vacancies, however caused, in the Committee. The Committee may select one of its members as its Chairman and shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee made at a meeting at which a quorum is present shall be made by a majority of its members present at the meeting. Any decision or determination reduced to writing and signed by a majority of the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held.

         5.2.     Authority.
                  ---------

                  Subject to the terms of the Plan, the Committee shall have discretionary authority to:

                  (a) determine the individuals to whom Benefits are granted, the type and amounts of Benefits to be granted and the date of issuance and duration of all such grants;

                  (b) determine the terms, conditions and provisions of, and restrictions relating to, each Benefit granted;

                  (c)      interpret and construe the Plan and all
         Agreements;

                  (d)      prescribe, amend and rescind rules and
         regulations relating to the Plan;

                  (e)      determine the content and form of all Agreements;

                  (f) determine all questions relating to Benefits under the Plan;

                  (g) maintain accounts, records and ledgers relating to Benefits;

                  (h) maintain records concerning its decisions and proceedings;

                  (i) employ agents, attorneys, accountants or other persons for such purposes as the Committee considers necessary or desirable;

                  (j)      take, at any time, any action described in
         Section 9.1 or permitted by Section 9.2(a), irrespective of whether any Change of Control has occurred or is imminent;

                  (k) determine, except to the extent otherwise provided in the Plan, whether and the extent to which Benefits under the Plan will be structured to conform to the requirements applicable to Performance-Based Compensation, and to take such action, establish such procedures, and impose such restrictions at the time such Benefits are granted as the Committee determines to be necessary or appropriate to conform to such requirements; and

                  (l) do and perform all acts which it may deem necessary or appropriate for the administration of the Plan and carry out the purposes of the Plan.

         5.3.     Delegation.
                  ----------

                  Except as required by Rule 16b-3 with respect to grants of Options, Stock Appreciation Awards, Performance Shares, Other Stock Based Awards, or other Benefits to individuals who are subject to Section 16 of the Exchange Act or as otherwise required for compliance with Rule 16b-3 or other applicable law, the Committee may delegate all or any part of its authority under the Plan to any Employee, Employees or committee.

         5.4.     Determination.
                  -------------

                  All determinations of the Committee shall be final.

6.       AMENDMENT
         ---------

         6.1.     Power of Board.
                  --------------

                  Except as hereinafter provided, the Board shall have the sole right and power to amend the Plan at any time and from time to time.

         6.2.     Limitation.
                  ----------

                  The Board may not amend the Plan, without approval of the shareholders of the Company:

                  (a) in a manner which would cause Options which are intended to qualify as ISOs to fail to qualify;

                  (b) in a manner which would cause the Plan to fail to meet the requirements of Rule 16b-3; or

                  (c)      in a manner which would violate applicable law.

7.       TERM AND TERMINATION
         --------------------

         7.1.     Term.
                  ----

                  The Plan shall commence as of the Effective Date and, subject to the terms of the Plan, including those requiring approval by the shareholders of the Company and those limiting the period over which ISOs or any other Benefits may be granted, shall continue in full force and effect until terminated.

         7.2.     Termination.
                  -----------

                  The Plan may be terminated at any time by the Board.

8.       MODIFICATION OR TERMINATION OF BENEFITS
         ---------------------------------------

         8.1.     General.
                  -------

                  Subject to the provisions of Section 8.2, the amendment or termination of the Plan shall not adversely affect a Participant's right to any Benefit granted prior to such amendment or termination.

         8.2.     Committee's Right.
                  -----------------

                  Any Benefit granted may be converted, modified, forfeited or canceled, in whole or in part, by the Committee if and to the extent permitted in the Plan or applicable Agreement or with the consent of the Participant to whom such Benefit was granted. Except as may be provided in an Agreement, the Committee may, in its sole discretion, in whole or in part, waive any restrictions or conditions applicable to, or accelerate the vesting of, any Benefit.

9.       CHANGE OF CONTROL
         -----------------

         9.1.     Vesting and Payment.
                  -------------------

                  In the event of a Change of Control:

                  (a) all outstanding Options shall become fully exercisable, except to the extent that the right to exercise the Option is subject to restrictions established in connection with an SAR that is issued in tandem with the Option;

                  (b) all outstanding SARs shall become immediately payable, except to the extent that the right to exercise the SAR is subject to restrictions established in connection with an Option that is issued in tandem with the SAR;

                  (c) all Shares of Restricted Stock shall become fully vested;

                  (d) all Performance Shares shall be deemed to be fully earned and shall be paid out in such manner as determined by the Committee; and

                  (e) all Cash Awards, Other Stock Based Awards and other Benefits shall become fully vested and/or earned and paid out in such manner as determined by the Committee.

         9.2.     Other Action.
                  ------------

                  In the event of a Change of Control, the Committee, in its sole discretion, may, in addition to the provisions of Section 9.1 above and to the extent not inconsistent therewith:

                  (a) (a) provide for the purchase of any Benefit for an amount of cash equal to the amount which could have been attained upon the exercise or realization of such Benefit;

                  (b) (b) make such adjustment to the Benefits then outstanding as the Committee deems appropriate to reflect such transaction or change; and/or

                  (c) (c) cause the Benefits then outstanding to be assumed, or new Benefits substituted therefor, by the surviving corporation in such change.

10.      AGREEMENTS AND CERTAIN BENEFITS
         -------------------------------

         10.1.    Grant Evidenced by Agreement.
                  ----------------------------

                  The grant of any Benefit under the Plan may be evidenced by an Agreement which shall describe the specific Benefit granted and the terms and conditions of the Benefit. The granting of any Benefit shall be subject to, and conditioned upon, the recipient's execution of any Agreement required by the Committee. Except as otherwise provided in an Agreement, all capitalized terms used in the Agreement shall have the same meaning as in the Plan, and the Agreement shall be subject to all of the terms of the Plan.

         10.2.    Provisions of Agreement.
                  -----------------------

                  Each Agreement shall contain such provisions that the Committee shall determine to be necessary, desirable and appropriate for the Benefit granted which may include, but not necessarily be limited to, the following with respect to any Benefit: description of the type of Benefit; the Benefit's duration; its transferability; if an Option, the exercise price, the exercise period and the person or persons who may exercise the Option; the effect upon such Benefit of the Participant's death, disability, changes of duties or termination of employment; the Benefit's conditions; when, if, and how any Benefit may be forfeited, converted into another Benefit, modified, exchanged for another Benefit, or replaced; and the restrictions on any Shares purchased or granted under the Plan.

         10.3.    Transferability.
                  ---------------

                  Unless otherwise specified in an Agreement or permitted by the Committee, each Benefit granted shall be not transferable other than by will or the laws of descent and distribution and shall be exercisable during a Participant's lifetime only by him.

11.      REPLACEMENT AND TANDEM AWARDS
         -----------------------------

         11.1.    Replacement.
                  -----------

                  The Committee may permit a Participant to elect to surrender a Benefit in exchange for a new Benefit.

         11.2.    Tandem Awards.
                  -------------

                  Awards may be granted by the Committee in tandem. However, no Benefit may be granted in tandem with an ISO except SARs.

12.      PAYMENT, DIVIDENDS, DEFERRAL AND WITHHOLDING
         --------------------------------------------

         12.1.    Payment.
                  -------

                  Upon the exercise of an Option or in the case of any other Benefit that requires a payment by a Participant to the Company, the amount due the Company is to be paid:

                  (a) in cash, including by means of a so-called "cashless exercise" of an Option;

                  (b) by the surrender of all or part of a Benefit (including the Benefit being exercised);

                  (c) by the tender to the Company of Shares owned by the optionee and registered in his name having a Fair Market Value equal to the amount due to the Company;

                  (d) in other property, rights and credits deemed acceptable by the Committee, including the Participant's promissory note;

                  (e) by any combination of the payment methods specified in (a), (b), (c) and (d) above.

                  Notwithstanding, the foregoing, any method of payment other than (a) may be used only with the consent of the Committee or if and to the extent so provided in an Agreement. The proceeds of the sale of Shares purchased pursuant to an Option and any payment to the Company for other Benefits shall be added to the general funds of the Company or to the Shares held in treasury, as the case may be, and used for the corporate purposes of the Company as the Board shall determine.

         12.2.    Dividend Equivalents.
                  --------------------

                  Grants of Benefits in Shares or Share equivalents may include dividend equivalent payments or dividend credit rights.

         12.3.    Deferral.
                  --------

                  The right to receive any Benefit under the Plan may, at the request of the Participant, be deferred for such period and upon such terms as the Committee shall determine, which may include crediting of interest on deferrals of cash and crediting of dividends on deferrals denominated in Shares.

         12.4.    Withholding.
                  -----------

                  The Company may, at the time any distribution is made under the Plan, whether in cash or in Shares, or at the time any Option is exercised, withhold from such distribution or Shares issuable upon the exercise of an Option, any amount necessary to satisfy federal, state and local income and/or other tax withholding requirements with respect to such distribution or exercise of such Options. The Committee or the Company may require a participant to tender to the Company cash and/or Shares in the amount necessary to comply with any such withholding requirements.

13.      OPTIONS
         -------

         13.1.    Types of Options.
                  ----------------

                  It is intended that both ISOs and NQSOs, which may be Reload Options, may be granted by the Committee under the Plan.

         13.2.    Grant of ISOs and Option Price.
                  ------------------------------

                  Each ISO must be granted to an Employee and granted within ten years from the earlier of the date of adoption by the Board or the Effective Date. The purchase price for Shares under any ISO shall be no less than the Fair Market Value of the Shares at the time the Option is granted.

         13.3.    Other Requirements for ISOs.
                  ---------------------------

                  The terms of each Option which is intended to qualify as an ISO shall meet all requirements of Section 422 of the Code.

         13.4.    NQSOs.
                  -----

                  The terms of each NQSO shall provide that such Option will not be treated as an ISO. The purchase price for Shares under any NQSO shall be no less than 85% of the Fair Market Value of the Shares at the time the Option is granted.

         13.5.    Determination by Committee.
                  --------------------------

                  Except as otherwise provided in Section 13.2 through
Section 13.4, the terms of all Options shall be determined by the Committee.

14.      SARS
         ----

         14.1.    Grant and Payment.
                  -----------------

                  The Committee may grant SARs. Upon electing to receive payment of a SAR, a Participant shall receive payment in cash, in Shares, or in any combination of cash and Shares, as the Committee shall determine.

         14.2.    Grant of Tandem Award.
                  ---------------------

                  The Committee may grant SARs in tandem with an Option, in which case: the exercise of the Option shall cause a correlative reduction in SARs standing to a Participant's credit which were granted in tandem with the Option; and the payment of SARs shall cause a correlative reduction of the Shares under such Option.

         14.3.    ISO Tandem Award.
                  ----------------

                  When SARs are granted in tandem with an ISO, the SARs shall have such terms and conditions as shall be required for the ISO to qualify as an ISO.

         14.4.    Payment of Award.
                  ----------------

                  SARs shall be paid by the Company to a Participant, to the extent payment is elected by the Participant (and is otherwise due and payable), as soon as practicable after the date on which such election is made.

15.      ANNUAL LIMITATIONS
         ------------------

         15.1.    Limitation on Options and SARs.
                  ------------------------------

                  The number of (a) Shares covered by Options where the purchase price is no less than the Fair Market Value of the Shares on the date of grant plus (b) SARs which may be granted to any Participant in any Fiscal Year shall not exceed 5,000,000.

         15.2.    Computations.
                  ------------

                  For purposes of Section 15.1: Shares covered by an Option that is canceled shall count against the maximum, and, if the exercise price under an Option is reduced, the transaction shall be treated as a cancellation of the Option and a grant of a new Option; and SARs covered by a grant of SARs that is canceled shall count against the maximum, and, if the Fair Market Value of a Share on which the appreciation under a grant of SARs will be calculated is reduced, the transaction will be treated as a cancellation of the SARs and the grant of a new grant of SARs.

16.      RESTRICTED STOCK AND PERFORMANCE SHARES
         ---------------------------------------

         16.1.    Restricted Stock.
                  ----------------

                  The Committee may grant Benefits in Shares available under
Section 3 of the Plan as Restricted Stock. Shares of Restricted Stock shall be issued and delivered at the time of the grant or as otherwise determined by the Committee, but shall be subject to forfeiture until provided otherwise in the applicable Agreement or the Plan. Each certificate representing Shares of Restricted Stock shall bear a legend referring to the Plan and the risk of forfeiture of the Shares and stating that such Shares are nontransferable until all restrictions have been satisfied and the legend has been removed. At the discretion of the Committee, the grantee may or may not be entitled to full voting and dividend rights with respect to all shares of Restricted Stock from the date of grant.

         16.2.    Cost of Restricted Stock.
                  ------------------------

                  Unless otherwise determined by the Committee, grants of Shares of Restricted Stock shall be made at a per Share cost to the Participant equal to par value.

         16.3.    Non-Transferability.
                  -------------------

                  Shares of Restricted Stock shall not be transferable until after the removal of the legend with respect to such Shares.

         16.4.    Performance Shares.
                  ------------------

                  Performance Shares are the right of an individual to whom a grant of such Shares is made to receive Shares or cash equal to the Fair Market Value of such Shares at a future date in accordance with the terms and conditions of such grant. The terms and conditions shall be determined by the Committee, in its sole discretion, but generally are expected to be based substantially upon the attainment of targeted profit and/or performance objectives.

         16.5.    Grant.
                  -----

                  The Committee may grant an award of Performance Shares. The number of Performance Shares and the terms and conditions of the grant shall be set forth in the applicable Agreement.

17.      CASH AWARDS
         -----------

         17.1.    Grant.
                  -----

                  The Committee may grant Cash Awards at such times and (subject to Section 17.2) in such amounts as it deems appropriate.

         17.2.    Rule 16b-3.
                  ----------

                  The amount of any Cash Award in any Fiscal Year to any Participant who is subject to Section 16 of the Exchange Act shall not exceed the greater of $100,000 or 100% of his cash compensation (excluding any Cash Award under this Section 17) for such Fiscal Year.

         17.3.    Restrictions.
                  ------------

                  Cash Awards may be subject or not subject to conditions (such as an investment requirement), restricted or nonrestricted, vested or subject to forfeiture and may be payable currently or in the future or both.

18.      OTHER STOCK BASED AWARDS AND OTHER BENEFITS
         -------------------------------------------

         18.1.    Other Stock Based Awards.
                  ------------------------

                  The Committee shall have the right to grant Other Stock Based Awards which may include, without limitation, the grant of Shares based on certain conditions, the payment of cash based on the performance of the Common Stock, and the grant of securities convertible into Shares.

         18.2.    Other Benefits.
                  --------------

                  The Committee shall have the right to provide types of Benefits under the Plan in addition to those specifically listed, if the Committee believes that such Benefits would further the purposes for which the Plan was established.

19.      MISCELLANEOUS PROVISIONS
         ------------------------

         19.1.    Underscored References.
                  ----------------------

                  The underscored references contained in the Plan are included only for convenience, and they shall not be construed as a part of the Plan or in any respect affecting or modifying its provisions.

         19.2.    Number and Gender.
                  -----------------

                  The masculine and neuter, wherever used in the Plan, shall refer to either the masculine, neuter or feminine; and, unless the context otherwise requires, the singular shall include the plural and the plural the singular.

         19.3.    Unfunded Status of Plan.
                  -----------------------

                  The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments or deliveries of Shares not yet made to a Participant by the Company, nothing contained herein shall give any rights that are greater than those of a general creditor of the Company. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Shares or payments hereunder consistent with the foregoing.

         19.4.    Termination of Employment.
                  -------------------------

                  If the employment of a Participant by the Company terminates for any reason, except as otherwise provided in an Agreement, all unexercised, deferred, and unpaid Benefits may be exercisable or paid only in accordance with rules established by the Committee. These rules may provide, as the Committee may deem appropriate, for the expiration, forfeiture, continuation, or acceleration of the vesting of all or part of the Benefits.

         19.5.    Designation of Beneficiary.
                  --------------------------

                  A Participant may file with the Committee a written designation of a beneficiary or beneficiaries (subject to such limitations as to the classes and number of beneficiaries and contingent beneficiaries as the Committee may from time to time prescribe) to exercise, in the event of the death of the Participant, an Option, or to receive, in such event, any Benefits. The Committee reserves the right to review and approve beneficiary designations. A Participant may from time to time revoke or change any such designation of beneficiary and any designation of beneficiary under the Plan shall be controlling over any other disposition, testamentary or otherwise; provided, however, that if the Committee shall be in doubt as to the right of any such beneficiary to exercise any Option or to receive any Benefit, the Committee may determine to recognize only an exercise by the legal representative of the recipient, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

         19.6.    Governing Law.
                  -------------

                  This Plan shall be construed and administered in accordance with the laws of the State of Missouri.

         19.7.    Purchase for Investment.
                  -----------------------

                  The Committee may require each person purchasing Shares pursuant to an Option or other award under the Plan to represent to and agree with the Company in writing that such person is acquiring the Shares for investment and without a view to distribution or resale. The certificates for such Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. All certificates for Shares delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under all applicable laws, rules and regulations, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate references to such restrictions.

         19.8.    No Employment Contract.
                  ----------------------

                  Neither the adoption of the Plan nor any Benefit granted hereunder shall confer upon any Employee any right to continued employment nor shall the Plan or any Benefit interfere in any way with the right of the Employer to terminate the employment of any of its Employees at any time.

         19.9.    No Effect on Other Benefits.
                  ---------------------------

                  The receipt of Benefits under the Plan shall have no effect on any benefits to which a Participant may be entitled from the Employer, under another plan or otherwise, or preclude a Participant from receiving any such benefits.

                                                                   EXHIBIT B











                       APPLIED DIGITAL SOLUTIONS, INC.

                     1999 EMPLOYEES STOCK PURCHASE PLAN

                   (AS AMENDED THROUGH SEPTEMBER 23, 1999)

                        APPLIED DIGITAL SOLUTIONS, INC.
                      1999 EMPLOYEES STOCK PURCHASE PLAN
                    (AS AMENDED THROUGH SEPTEMBER 23, 1999)
                    ---------------------------------------


                              TABLE OF CONTENTS
                              -----------------



                                                                          Page
                                                                          ----
1. NAME AND PURPOSE........................................................B-1
         1.1. Name.........................................................B-1
         1.2. Purpose and Construction.....................................B-1

2. DEFINITION OF TERMS.....................................................B-1
         2.1. General Definitions..........................................B-1
                  2.1.1. Board.............................................B-1
                  2.1.2. Code..............................................B-1
                  2.1.3. Company...........................................B-1
                  2.1.4. Committee.........................................B-1
                  2.1.5. Common Stock......................................B-1
                  2.1.6. Compensation......................................B-1
                  2.1.7. Effective Date....................................B-1
                  2.1.8. Employee..........................................B-1
                  2.1.9. Eligible Employee.................................B-2
                  2.1.10. Employer.........................................B-2
                  2.1.11. Entry Date.......................................B-2
                  2.1.12. Exercise Date....................................B-2
                  2.1.13. Fair Market Value................................B-2
                  2.1.14. Offering.........................................B-2
                  2.1.15. Offering Date....................................B-2
                  2.1.16. Offering Period..................................B-2
                  2.1.17. Option...........................................B-2
                  2.1.18. Parent...........................................B-2
                  2.1.19. Participant......................................B-2
                  2.1.20. Plan.............................................B-2
                  2.1.21. Share............................................B-3
                  2.1.22. Subsidiary.......................................B-3
                  2.1.23. Termination Date.................................B-3
                  2.1.24. Participation Agreement..........................B-3
         2.2. Other Definitions............................................B-3

3. SHARES TO BE OFFERED....................................................B-3
         3.1. Number of Shares.............................................B-3
         3.2. Reusage......................................................B-3
         3.3. Adjustments..................................................B-3

4. ADMINISTRATION..........................................................B-3
         4.1. Committee....................................................B-3
         4.2. Authority....................................................B-3
         4.3. Determination................................................B-4
         4.4. Delegation...................................................B-4

5. AMENDMENT AND TERMINATION...............................................B-4
         5.1. Power of Board...............................................B-4
         5.2. Limitation...................................................B-4
         5.3. Term.........................................................B-4
         5.4. Termination..................................................B-4

         5.5. Effect.......................................................B-4

6. OFFERINGS...............................................................B-5
         6.1. Offerings....................................................B-5
         6.2. Terms of Offering............................................B-5

7. GRANTS, PARTICIPATION AND WITHDRAWAL....................................B-5
         7.1. Grant of Options.............................................B-5
         7.2. Options Not Transferable.....................................B-6
         7.3. Election to Participate......................................B-6
         7.4. Method of Payment and Stock Purchase Accounts................B-6
         7.5. Withdrawal from the Plan.....................................B-6

8. PURCHASE OF STOCK.......................................................B-6
         8.1. Exercise of Option...........................................B-6
         8.2. Allotment of Shares..........................................B-6
         8.3. Rights on Retirement, Death or Termination of Employment.....B-6
         8.4. Delivery of Stock............................................B-7

9. MISCELLANEOUS PROVISIONS................................................B-7
         9.1. Underscored References.......................................B-7
         9.2. Number and Gender............................................B-7
         9.3. Governing Law................................................B-7
         9.4. Purchase for Investment......................................B-7
         9.5. Restricted Shares............................................B-7
         9.6. No Employment Contract.......................................B-7
         9.7. Offset.......................................................B-7
         9.8. No Effect on Other Benefits..................................B-7
         9.9. Notice to Company............................................B-8

                       APPLIED DIGITAL SOLUTIONS, INC.
                     1999 EMPLOYEES STOCK PURCHASE PLAN
                   (AS AMENDED THROUGH SEPTEMBER 23, 1999)
                   ---------------------------------------

1.       NAME AND PURPOSE.
         ----------------

         1.1.     Name.
                  ----

                  The name of this Plan is the "Applied Digital Solutions, Inc. 1999 Employees Stock Purchase Plan".

         1.2.     Purpose and Construction.
                  ------------------------

                  The Company has established this Plan to encourage and facilitate the purchase of its Common Stock by Eligible Employees. This Plan is intended to qualify as an "Employee Stock Purchase Plan" under Section 423 of the Code. Consequently, the provisions of this Plan shall be construed in a manner consistent with the requirements of Section 423 of the Code. Any term or provision of this Plan which is inconsistent with the requirements of Section 423 of the Code shall be inapplicable.

2.       DEFINITION OF TERMS.
         -------------------

         2.1.     General Definitions.
                  -------------------

                  The following words and phrases, when used in the Plan, unless otherwise specifically defined or unless the context clearly otherwise requires, shall have the following respective meanings:

                  2.1.1.   Board.
                           -----

                           The Board of Directors of the Company.

                  2.1.2.   Code.
                           ----

                           The internal Revenue Code of 1986, as amended. Any reference to the Code includes the regulations promulgated pursuant to the Code.

                  2.1.3.   Company.
                           -------

                           Applied Digital Solutions, Inc.

                  2.1.4.   Committee.
                           ---------

                           The Committee described in Section 4.1.

                  2.1.5.   Common Stock.
                           ------------

                           The Company's $.001 par value common stock.

                  2.1.6.   Compensation.
                           ------------

                           The gross salary and wages earned by an Employee for services rendered to an Employer plus any other remuneration so earned as the Committee shall determine.

                  2.1.7.   Effective Date.
                           --------------

                           The date the Plan is approved by the shareholders of the Company which must occur within one year before or after approval by the Board. Any Offerings made prior to the approval by the shareholders of the Company and Options granted under such Offerings shall be void if such approval is not obtained.

                  2.1.8.   Employee.
                           --------

                           A person employed by the Employer.

                  2.1.9.   Eligible Employee.
                           -----------------

                           With respect to each Offering, an Employee who is eligible to be granted an Option under the terms of such Offering. Notwithstanding the foregoing, with respect to any Offering, all Employees must be Eligible Employees except Employees who may be excluded under Section 423(b)(4) of the Code. Unless otherwise determined by the Committee, eligibility for an Offering shall be determined as of the Offering Date. For purposes of determining an Employee's eligibility under the Plan, the Committee shall have the right to determine that employment for an entity which is acquired by an Employer or whose assets are acquired by an Employer is employment by the Employer.

                  2.1.10.  Employer.
                           --------

                           With respect to each Offering, the Company and all of its Parents and Subsidiaries whose Employees are eligible to be granted Options to purchase Common Stock in such Offering.

                  2.1.11.  Entry Date.
                           ----------

                           The Offering Date and any other dates selected by the Committee as of which an Eligible Employee may become a Participant.

                  2.1.12.  Exercise Date.
                           -------------

                           Each date on which an Option is exercised.

                  2.1.13.  Fair Market Value.
                           -----------------

                           The closing price of Shares on the NASDAQ on a given date or in the absence of sales on a given date, the closing price on the NASDAQ on the last day on which a sale occurred prior to such date.

                  2.1.14.  Offering.
                           --------

                           An offering consisting of grants of Options to purchase Shares under the Plan.

                  2.1.15.  Offering Date.
                           -------------

                           Each date selected by the Committee for the initial granting of Options to purchase Shares in an Offering.

                  2.1.16.  Offering Period.
                           ---------------

                           With respect to each Offering, the period beginning on the Offering Date and ending on the Termination Date.

                  2.1.17.  Option.
                           ------

                           An option granted under the Plan to purchase
         Shares.

                  2.1.18.  Parent.
                           ------

                           Any corporation (other than the Company or a Subsidiary) in an unbroken chain of corporations ending with the Company, if, at the time of the grant of an Option, each of the corporations (other than the Company) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                  2.1.19.  Participant.
                           -----------

                           An Eligible Employee who has elected to
         participate in the Plan.

                  2.1.20.  Plan.
                           ----

                           The Applied Digital Solutions, Inc. 1999 Employee Stock Purchase Plan and all amendments and supplements to it.

                  2.1.21.  Share.
                           -----

                           A share of Common Stock.

                  2.1.22.  Subsidiary.
                           ----------

                           Any corporation, other than the Company, in an unbroken chain of corporations beginning with the Company if, at the time of grant of an Option, each of the corporations, other than the last corporation in the unbroken chain, owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                  2.1.23.  Termination Date.
                           ----------------

                           The date on which an Offering expires.

                  2.1.24.  Participation Agreement.
                           -----------------------

                           The written agreement pursuant to which an Eligible Employee becomes a Participant and elects such matters provided for in the Plan and as the Committee shall determine from time to time.

         2.2.     Other Definitions.
                  -----------------

                  In addition to the above definitions, certain words and phrases used in the Plan and in any Offering may be defined in other portions of the Plan or in such Offering.

3.       SHARES TO BE OFFERED.
         --------------------

         3.1.     Number of Shares.
                  ----------------

                  The number of Shares for which Options may be granted under the Plan shall be 1,500,000, plus an annual increase, effective as of the first day of each calendar year, commencing with 2000, equal to 5% of the number of outstanding Shares as of the first day of such calendar year, but in no event more than 3,000,000 Shares in the aggregate. Such Shares may be authorized but unissued Shares, Shares held in the treasury, or both.

         3.2.     Reusage.
                  -------

                  If an Option expires or is terminated, surrendered or canceled without having been fully exercised, the Shares covered by such Option which were not purchased shall again be available for use under the Plan.

         3.3.     Adjustments.
                  -----------

                  If there is any change in the Common Stock of the Company by reason of any stock dividend, spin-off, split-up, spin-out, recapitalization, merger, consolidation, reorganization, combination or exchange of shares, or otherwise, the class of stock and number of shares of such class available for Options, the class of stock and maximum number of shares of such class that may be purchased in the current Offering Period, and the price per share, as applicable, shall be appropriately adjusted by the Committee.

4.       ADMINISTRATION.
         --------------

         4.1.     Committee.
                  ---------

                  The Plan shall be administered by the Committee. The Committee shall consist of the Board, unless the Board appoints a Committee of two or more but less than all of the Board. If the Committee does not include the entire Board, it shall serve at the pleasure of the Board, which may from time to time appoint members in substitution for members previously appointed and fill vacancies, however caused, in the Committee. The Committee may select one of its members as its Chairman and shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee made at a meeting at which a quorum is present shall be made by a majority of its members present at the meeting. Any decision or determination reduced to writing and signed by a majority of the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held.

         4.2.     Authority.
                  ---------

                  Subject to the terms of the Plan, the Committee shall have complete authority to:

                  (a) determine the terms and conditions of, and the Employers and the Eligible Employees under, each Offering, as described in Section 6;

                  (b)      interpret and construe the Plan;

                  (c)      prescribe, amend and rescind rules and
         regulations relating to the Plan;

                  (d) maintain accounts, records and ledgers relating to Options;

                  (e) maintain records concerning its decisions and proceedings;

                  (f) determine all questions relating to Options under the Plan;

                  (g) employ agents, attorneys, accountants or other persons for such purposes as the Committee considers necessary or desirable; and

                  (h) do and perform all acts which it may deem necessary or appropriate for the administration of the Plan and carry out the purposes of the Plan.

         4.3.     Determination.
                  -------------

                  All determinations of the Committee shall be final.

         4.4.     Delegation.
                  ----------

                  The Committee may delegate all or any part of its authority under the Plan to any Employee, Employees or committee.

5.       AMENDMENT AND TERMINATION.
         -------------------------

         5.1.     Power of Board.
                  --------------

                  Except as hereinafter provided, the Board shall have the sole right and power to amend the Plan at any time and from time to time.

         5.2.     Limitation.
                  ----------

                  The Board may not amend the Plan, without approval of the shareholders of the Company:

                  (a) in a manner which would cause the Plan to fail to meet the requirements of Section 423 of the Code; or

                  (b) in a manner which would violate applicable law or administrative regulation or rule.

         5.3.     Term.
                  ----

                  The Plan shall commence as of the Effective Date and, subject to the terms of the Plan including those requiring approval by the shareholders of the Company, shall continue in full force and effect until terminated.

         5.4.     Termination.
                  -----------

                  The Plan may be terminated at any time by the Board. The Plan shall automatically terminate when all of the Shares available for purchase under the Plan have been sold. Upon termination of the Plan, and the exercise or lapse of all outstanding Options, any balances remaining in each Participant's stock purchase account shall be refunded to him.

         5.5.     Effect.
                  ------

                  The amendment or termination of the Plan shall not adversely affect any Options granted prior to such amendment or termination.

6.       OFFERINGS.
         ---------

         6.1.     Offerings.
                  ---------

                  There may be one or more Offerings under the Plan, which shall occur at such time or times, if any, as the Committee shall determine. Offerings may run concurrently and/or consecutively. Except as otherwise provided in an Offering, all capitalized terms used in the Offering shall have the same meaning as in the Plan, and the Offering shall be subject to all of the terms and conditions of the Plan.

         6.2.     Terms of Offering.
                  -----------------

                  At the time each Offering is made, the Committee will determine all of the terms and conditions of the Offering, which terms and conditions shall include, but not be limited to, the following:

                  (a) The number of Shares to be offered, which in no event shall exceed the maximum number of Shares then available under the provisions of Section 3.

                  (b) The Offering Period, which in no event shall exceed the maximum period permitted under Section 423 of the Code.

                  (c) The price per Share for which Common Stock will be sold to Participants who exercise Options, which price shall not be less than the lower of the following:

                           (i) 85% of the Fair Market Value on the date upon which the Option was granted; or

                           (ii)     85% of the Fair Market Value on the
                  Exercise Date upon which the Option is exercised.

Notwithstanding the foregoing, in no event shall the price per Share be less than the par value.

                  (d) The Employers and Eligible Employees with respect to the Offering. However, no Employee shall be granted an Option:

                           (i) if, immediately after the grant, such Employee would own (within the meaning of Section 423(b)(3) of the Code) stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any Parent or Subsidiary; or

                           (ii) which permits his rights to purchase stock under all employees stock purchase plans (as defined in Section 423(b) of the Code) of the Company and its Parents and Subsidiaries to accrue at a rate which exceeds $25,000 of fair market value of such stock, determined as of the time such Option is granted, for each calendar year in which such Option is outstanding at anytime.

                  (e) The number of Entry Dates and the date of each Entry Date.

                  (f) The number of Exercise Dates and the date of each Exercise Date.

                  (g) The maximum number of Shares, if any, that may be purchased in the Offering Period by a Participant.

                  (h) The maximum number of Shares, if any, which may be purchased in an Offering Period by a Participant as a percentage of his Compensation.

                  (i) Whether or not interest will be paid on balances in Participant's stock purchase accounts, and, if interest is to be paid, the rate of interest or method of determining the rate of interest, and whether interest is to be used to purchase Shares or paid to the Participant.

                  (j) If, when, and the extent to which a Participant may change or cease payroll deductions during an Offering Period.

7.       GRANTS, PARTICIPATION AND WITHDRAWAL.
         ------------------------------------

         7.1.     Grant of Options.
                  ----------------

                  On each Offering Date, each Eligible Employee shall be granted an Option to purchase Shares in accordance with the provisions of the Plan, and, if so permitted by the terms of the Offering, on each subsequent Entry Date within an Offering Period, if any, each Eligible Employee, who was not an Eligible Employee on the Offering Date, shall be granted an Option to purchase Shares in accordance with the provisions of the Plan. An Eligible Employee becomes a Participant for the Offering Period or the remainder of the Offering Period, as the case may be, by executing and delivering to the Company a Participation Agreement.

         7.2.     Options Not Transferable.
                  ------------------------

                  Each option shall not be transferable by the grantee other than by will or under the laws of descent and distribution and shall be exercisable, during his lifetime, only by him.

         7.3.     Election to Participate.
                  -----------------------

                  An Eligible Employee who wishes to participate in the Plan as of an Entry Date must deliver his executed Participation Agreement to the Company no later than required by the Committee.

         7.4.     Method of Payment and Stock Purchase Accounts.
                  ---------------------------------------------

                  Payment for Shares shall be made through payroll deductions from the Participant's Compensation, such deductions to be authorized by a Participant in the Participation Agreement, by separate cash payments which may be made by a Participant from time to time, if permitted by the Committee, and if permitted, in accordance with rules and limitations set by the Committee, and, with the consent of the Committee, and upon such terms as it shall require, in Shares which shall be valued at Fair Market Value on the Exercise Date. A stock purchase account shall be set up on the books of the Company in the name of each Participant. The amount of all payroll deductions, separate cash payments, and tender of Shares shall be credited to the respective stock purchase accounts of the Participants on the Company's books. The funds deducted and withheld by the Company through payroll deductions, the funds received by the Company from separate cash payments, and the tendered Shares may be used by the Company for any corporate purposes as the Board shall determine, and the Company shall not be obligated to segregate said funds or Shares in any way.

         7.5.     Withdrawal from the Plan.
                  ------------------------

                  A Participant may not withdraw from the Plan unless permitted by the Committee and, if so permitted, only at such times and upon such conditions as the Committee shall determine.

8.       PURCHASE OF STOCK.
         -----------------

         8.1.     Exercise of Option.
                  ------------------

                  Unless a Participant shall have withdrawn from the Plan as provided in Section 7.5, his Option to purchase Shares will be automatically exercised for him on each Exercise Date for the number of full Shares or, in the event a custodial account described in Section 8.4 is established and such account may hold fractional shares, for the number of full and fractional Shares which the accumulated payroll deductions, separate cash payments (plus, if so permitted by the Committee pursuant to paragraph (i) of Section 6.2, interest on such cash deductions and payments) and tendered Shares as of the Exercise Date will purchase at the applicable Option price, subject to the limitations set forth in the Plan and the Offering and subject to allotment in accordance with Section 8.2. Any balance remaining in a Participant's stock purchase account after the exercise of an Option will remain in such account unless the Offering is over and there is no Offering which begins immediately after the Termination Date of the Offering or the Participant is not a Participant in such subsequent Offering.

         8.2.     Allotment of Shares.
                  -------------------

                  In the event that, on any Exercise Date, the aggregate funds and Shares available for the purchase of Shares, pursuant to the provisions of Section 8.1, would purchase a greater number of Shares than the number of Shares then available for purchase under the Plan on such Exercise Date, the Company shall issue to each Participant, on a pro rata basis, such number of Shares as, when taken together with the Shares issued to all other Participants, will result in the issuance of Shares totaling no more than the number of Shares then remaining available for issuance under the Plan on such Exercise Date.

          8.3.     Rights on Retirement, Death or Termination of Employment.
                   --------------------------------------------------------

                  In the event of a Participant's retirement, death or termination of employment, no payroll deduction shall be taken from any Compensation due and owing to him at such time, and the amount in the Participant's stock purchase account shall be applied as of the next Exercise Date in the manner set forth in Section 8.1, as if the retirement, death or termination of employment had not occurred, unless the former Employee or, in the event of his death, the person or persons to whom his rights pass by will or the laws of the descent and distribution (including his estate during the period of administration) requests in writing prior to the Exercise Date that such amount be refunded; provided, however, if the retirement, death or termination of employment occurs more than three months prior to the next Exercise Date, such amount shall automatically be refunded. An Employee of a Subsidiary or a Parent which ceases to be a Subsidiary or a Parent shall be deemed to have terminated his employment for purposes of this Section 8.3 as of the date such corporation ceases to be a Subsidiary or a Parent, as the case may be, unless, as of such date, the Employee shall become an Employee of the Company or any Subsidiary or Parent.

         8.4.     Delivery of Stock.
                  -----------------

                  Unless the Committee establishes an account custodian, as described below, certificates for Shares purchased will be issued and delivered as soon as practicable. None of the rights or privileges of a shareholder of the Company shall exist with respect to Shares purchased under the Plan until the certificates representing such Shares are issued. Notwithstanding the foregoing, if so determined by the Committee, Shares acquired on the Exercise Date shall be credited to an account maintained for the benefit of the Participant by the custodian selected by the Committee. If such an arrangement is established, it will be governed by and subject to the terms and conditions of the agreement between the Company or the Committee and the custodian, and each Participant, by enrolling in the Plan, shall be deemed to have consented to such terms and conditions.

9.       MISCELLANEOUS PROVISIONS.
         ------------------------

         9.1.     Underscored References.
                  ----------------------

                  The underscored references contained in the Plan are included only for convenience, and they shall not be construed as a part of the Plan or in any respect affecting or modifying its provisions.

         9.2.     Number and Gender.
                  -----------------

                  The masculine and neuter, wherever used in the Plan, shall refer to either the masculine, neuter or feminine; and, unless the context otherwise requires, the singular shall include the plural and the plural the singular.

         9.3.     Governing Law.
                  -------------

                  This Plan shall be construed and administered in accordance with the laws of the State of Missouri.

         9.4.     Purchase for Investment.
                  -----------------------

                  The Committee may require each person purchasing Shares pursuant to an Option to represent to and agree with the Company in writing that such person is acquiring the Shares for investment and without a view to distribution or resale. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. All certificates for Shares delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under all applicable laws, rules, and regulations, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate references to such restrictions.

         9.5.     Restricted Shares.
                  -----------------

                  Shares purchased under the Plan may be subject to restrictive agreements between an Employer and a Participant. In such case, the Employer shall have the right to include a legend reflecting any such restriction on any certificate for such Shares.

         9.6.     No Employment Contract.
                  ----------------------

                  The adoption of the Plan shall not confer upon any Employee any right to continued employment nor shall it interfere in any way with the right of the Company, a Parent or Subsidiary to terminate the employment of any of its employees at any time.

         9.7.     Offset.
                  ------

                  In the event that any Participant wrongfully appropriates funds or other property of an Employer and thereby becomes indebted to such Employer, any funds or Shares in his stock purchase account may be applied against and used to satisfy such indebtedness.

         9.8.     No Effect on Other Benefits.
                  ---------------------------

                  The grant of Options under the Plan shall have no effect on any benefits to which a Participant may be entitled from the Employer, under another plan or otherwise, or preclude a Participant from receiving any such benefits.

         9.9.     Notice to Company.
                  -----------------

                  Each Participant shall promptly give the Company prior written notice of any disposition of Shares purchased under the Plan which occurs within 2 years of the date of grant of the Option pursuant to which such Shares were purchased.

                      THIS PROXY IS SOLICITED ON BEHALF OF
                           THE BOARD OF DIRECTORS OF
                        APPLIED DIGITAL SOLUTIONS, INC.

       Richard J. Sullivan and Scott R. Silverman, and each of them, are appointed by the undersigned as proxies, each with power of substitution, to represent and vote in accordance with the instructions set forth herein, the shares of stock of Applied Digital Solutions, Inc. (the "Company") which the undersigned would be entitled to vote at the Annual Meeting of Shareholders of the Company to be held on June 8, 2002, at 8:30 a.m. Eastern Daylight Time, at the Brazilian Court Hotel, 301 Australian Avenue, Palm Beach, Florida 33480 and at any postponements or adjournments thereof (the "Annual Meeting") as if the undersigned were present and voting at the Annual Meeting.

       1. Election of Two Directors and Ratification of Appointment of One Director
       NOTE: UNLESS OTHERWISE INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH NOMINEE AND THE APPOINTEE NAMED BELOW.

       NOMINEES:

            DANIEL E. PENNI AND ANGELA M. SULLIVAN

       APPOINTEE:

            SCOTT R. SILVERMAN

                  FOR all                                                  / /
                  WITHHOLD all                                             / /
                  For all EXCEPT                                           / /

      (TO WITHHOLD AUTHORITY TO VOTE, MARK "FOR ALL EXCEPT" AND WRITE
           THE NOMINEES' OR APPOINTEE'S NAME(S) ON THE LINE BELOW.)


       ------------------------------------------------------------------------

       2. Approval of amendment to the Company's 1999 Flexible Stock Plan and ratification of options granted thereunder.
                  FOR / /              AGAINST / /              ABSTAIN / /

       3. Approval of amendment to the Company's 1999 Employees Stock Purchase Plan.
                  FOR / /              AGAINST / /              ABSTAIN / /

       4.   Approval of amendment to the Company's Second Restated Articles of Incorporation, as amended, to increase the number of authorized shares of common stock.
                  FOR / /              AGAINST / /              ABSTAIN / /

       5. To transact such other business as may properly come before the Meeting and at any adjournments or postponements of the Meeting.

       THE SHARES REPRESENTED HEREBY WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS SET FORTH ABOVE AND, WHERE NO DIRECTIONS ARE GIVEN, SUCH SHARES WILL BE VOTED FOR THE NOMINEES AND APPOINTEE FOR DIRECTOR NAMED ABOVE AND FOR EACH PROPOSAL REFERRED TO ABOVE.

       If you plan on attending the meeting, please check box to the right. / /

       Please sign, date and return this proxy in the enclosed envelope. Joint Owners should each sign this proxy. Attorneys-in-fact, executors, administrators, trustees, guardians or corporation officers should give their full title.


                            ------------------------------------------------
                            Signature [Please sign within box]          Date



                            ------------------------------------------------
                            Signature (Joint Owners)                    Date

                             APPENDIX

Page 15 of the printed Proxy for Applied Digital Solutions contains a performance graph. The information contained in the graph has been presented in a tabular format which may be processed by the EDGAR system.